UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2004

Item 1. Reports to Stockholders

Fidelity®

Large Cap Stock

Fund

Annual Report

April 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2004	Past 1 year	Past 5 years	Life of fundA
Fidelity® Large Cap Stock	18.55%	-4.30%	8.09%

A From June 22, 1995.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Stock Fund on June 22, 1995, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Karen Firestone, Portfolio Manager of Fidelity® Large Cap Stock Fund

Equity benchmarks posted double-digit returns for the year ending April 30, 2004, fueled by improved corporate earnings, a stronger economy, government fiscal stimulus and low interest rates. Stocks that fared best generally were those hurt most by the three-year market downturn ending in early 2003. Small-caps, particularly in cyclical industries such as technology, were the top performers. The Russell 2000® Index, a proxy of small-cap performance, rose 42.01%. Stocks across most categories and styles surged through early 2004. That's when the markets got caught in a good news/bad news tug-of-war. As the economy heated up - highlighted by better job-creation data, improved consumer confidence and better-than-expected corporate earnings - investors worried that inflation and interest rate levels could rise. As a result, stocks see-sawed in March and April - up one day, down the next. Still, it did little damage to the gains of popular equity benchmarks: The Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index returned 23.18% and 22.88%, respectively, while the NASDAQ Composite® Index shot up 31.73%.

The fund gained 18.55% during the past year, trailing the S&P 500® and the LipperSM Growth Funds Average, which returned 23.09%. Although the fund delivered a solid absolute return, my emphasis on higher-quality growth stocks hurt versus the benchmarks in a period where lower-quality, very high-risk names outperformed. Several of the fund's top contributors were technology hardware and equipment stocks - including Motorola and Juniper Networks - that rallied sharply amid a cyclical upturn in demand and expectations for stronger growth in tech spending. Internet stocks such as Yahoo! also were standouts. However, these gains were eroded by some large-cap tech holdings, most notably Microsoft, that struggled as investors opted for more-exciting growth stories. Outside of tech, some good picks in health care boosted returns, led by medical device maker Boston Scientific, along with some specialty pharmaceutical and biotechnology companies. Unfortunately, the fund lost ground by overweighting drug giants Merck and Schering-Plough, which struggled amid concerns about their future growth prospects. Elsewhere, an emphasis on lagging media stocks, such as Tribune Co., more than offset good security selection overall in the group. Other notable detractors included Southwest Airlines and networking equipment maker CIENA, while agrochemical company Monsanto and Bank One were among the fund's largest gainers.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.1	3.4
General Electric Co.	2.7	2.4
Pfizer, Inc.	2.7	2.0
Citigroup, Inc.	2.6	2.7
Cisco Systems, Inc.	2.4	2.4
Time Warner, Inc.	2.1	1.7
Dell, Inc.	2.1	2.4
Wal-Mart Stores, Inc.	2.1	2.9
American International Group, Inc.	2.0	0.7
Intel Corp.	1.7	2.5
	23.5
Top Five Market Sectors as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.3	23.5
Health Care	16.3	15.1
Consumer Discretionary	15.2	16.1
Financials	14.9	14.2
Industrials	10.5	9.5
Asset Allocation (% of fund's net assets)
As of April 30, 2004 *		As of October 31, 2003 **
	Stocks 98.0%		Stocks 95.3%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 4.7%
* Foreign investments	7.6%	** Foreign investments	6.5%

Annual Report

Investments April 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.2%
Hotels, Restaurants & Leisure - 1.1%
Carnival Corp. unit	81,900	$ 3,495
CBRL Group, Inc.	55,900	2,099
Hilton Group PLC	423,283	1,870
		7,464
Household Durables - 0.3%
Garmin Ltd.	66,800	2,148
Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	76,400	3,320
eBay, Inc. (a)	37,600	3,001
		6,321
Media - 8.9%
Antena 3 Television SA (a)	26,838	1,363
Belo Corp. Series A	102,100	2,906
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR	50,924	2,423
Citadel Broadcasting Corp.	143,200	2,485
Comcast Corp. Class A (special) (a)	97,900	2,838
Dow Jones & Co., Inc.	61,100	2,816
News Corp. Ltd. ADR	68,900	2,519
Pixar (a)	42,400	2,896
Time Warner, Inc. (a)	901,300	15,160
Tribune Co.	124,800	5,975
Univision Communications, Inc. Class A (a)	96,400	3,263
Viacom, Inc. Class B (non-vtg.)	167,884	6,489
Vivendi Universal SA sponsored ADR (a)	97,600	2,413
Walt Disney Co.	425,290	9,794
		63,340
Specialty Retail - 2.4%
Gap, Inc.	225,800	4,970
Home Depot, Inc.	231,700	8,154
Lowe's Companies, Inc.	31,600	1,645
Sherwin-Williams Co.	61,200	2,329
		17,098
Textiles Apparel & Luxury Goods - 1.6%
Coach, Inc. (a)	49,000	2,087
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
NIKE, Inc. Class B	77,300	$ 5,562
Polo Ralph Lauren Corp. Class A	99,500	3,443
		11,092
TOTAL CONSUMER DISCRETIONARY		107,463
CONSUMER STAPLES - 9.3%
Beverages - 1.9%
PepsiCo, Inc.	86,700	4,724
The Coca-Cola Co.	169,600	8,577
		13,301
Food & Staples Retailing - 2.7%
Safeway, Inc. (a)	191,200	4,388
Wal-Mart Stores, Inc.	262,900	14,985
		19,373
Food Products - 0.7%
Kellogg Co.	110,800	4,753
Household Products - 1.1%
Colgate-Palmolive Co.	40,800	2,362
Procter & Gamble Co.	52,700	5,573
		7,935
Personal Products - 2.0%
Alberto-Culver Co.	155,400	7,329
Gillette Co.	173,600	7,104
		14,433
Tobacco - 0.9%
Altria Group, Inc.	116,040	6,426
TOTAL CONSUMER STAPLES		66,221
ENERGY - 5.1%
Energy Equipment & Services - 1.8%
Nabors Industries Ltd. (a)	56,300	2,497
Rowan Companies, Inc. (a)	82,200	1,833
Schlumberger Ltd. (NY Shares)	145,900	8,540
		12,870
Oil & Gas - 3.3%
ChevronTexaco Corp.	76,100	6,963
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Exxon Mobil Corp.	238,300	$ 10,140
Valero Energy Corp.	57,900	3,692
XTO Energy, Inc.	99,500	2,657
		23,452
TOTAL ENERGY		36,322
FINANCIALS - 14.9%
Capital Markets - 4.2%
Ameritrade Holding Corp. (a)	123,500	1,512
Bank of New York Co., Inc.	173,200	5,047
Charles Schwab Corp.	184,900	1,903
J.P. Morgan Chase & Co.	40,400	1,519
Knight Trading Group, Inc. (a)	175,900	2,044
Legg Mason, Inc.	48,100	4,428
Morgan Stanley	223,900	11,506
Waddell & Reed Financial, Inc. Class A	70,000	1,556
		29,515
Commercial Banks - 3.3%
Bank of America Corp.	102,100	8,218
Bank One Corp.	207,000	10,220
Wells Fargo & Co.	84,200	4,754
		23,192
Consumer Finance - 2.3%
American Express Co.	196,230	9,605
MBNA Corp.	194,900	4,752
SFCG Co. Ltd.	9,710	1,953
		16,310
Diversified Financial Services - 2.9%
Citigroup, Inc.	392,100	18,856
Deutsche Boerse AG	38,439	2,113
		20,969
Insurance - 2.2%
AMBAC Financial Group, Inc.	25,100	1,732
American International Group, Inc.	195,812	14,030
		15,762
TOTAL FINANCIALS		105,748
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 16.3%
Biotechnology - 3.0%
Amgen, Inc. (a)	17,400	$ 979
Cephalon, Inc. (a)	84,300	4,798
Genzyme Corp. - General Division (a)	101,200	4,408
Gilead Sciences, Inc. (a)	48,200	2,932
MedImmune, Inc. (a)	89,000	2,157
Millennium Pharmaceuticals, Inc. (a)	187,500	2,811
Protein Design Labs, Inc. (a)	129,300	3,165
		21,250
Health Care Equipment & Supplies - 2.8%
Bio-Rad Laboratories, Inc. Class A (a)	39,200	2,297
Boston Scientific Corp. (a)	141,300	5,820
Medtronic, Inc.	146,500	7,392
Stryker Corp.	42,200	4,175
		19,684
Pharmaceuticals - 10.5%
Allergan, Inc.	61,600	5,424
AstraZeneca PLC sponsored ADR	111,100	5,316
Bristol-Myers Squibb Co.	175,300	4,400
Eli Lilly & Co.	87,300	6,444
Forest Laboratories, Inc. (a)	80,200	5,171
Johnson & Johnson	132,700	7,170
Medicis Pharmaceutical Corp. Class A	84,600	3,631
Merck & Co., Inc.	218,640	10,276
Pfizer, Inc.	540,678	19,335
Roche Holding AG (participation certificate)	63,603	6,677
Schering-Plough Corp.	60,400	1,010
		74,854
TOTAL HEALTH CARE		115,788
INDUSTRIALS - 10.5%
Aerospace & Defense - 1.8%
Boeing Co.	84,700	3,616
Honeywell International, Inc.	195,900	6,774
Precision Castparts Corp.	51,900	2,336
		12,726
Airlines - 0.4%
Southwest Airlines Co.	200,500	2,863
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.7%
American Standard Companies, Inc. (a)	45,100	$ 4,744
Industrial Conglomerates - 5.2%
3M Co.	86,800	7,506
General Electric Co.	648,440	19,421
Tyco International Ltd.	350,800	9,629
		36,556
Machinery - 2.1%
Caterpillar, Inc.	134,400	10,447
Graco, Inc.	166,725	4,702
		15,149
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	41,300	2,164
TOTAL INDUSTRIALS		74,202
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 3.9%
CIENA Corp. (a)	460,700	1,907
Cisco Systems, Inc. (a)	810,280	16,911
Juniper Networks, Inc. (a)	122,300	2,676
Motorola, Inc.	239,620	4,373
UTStarcom, Inc. (a)	78,500	2,068
		27,935
Computers & Peripherals - 5.2%
Apple Computer, Inc. (a)	154,900	3,986
Dell, Inc. (a)	435,500	15,116
EMC Corp. (a)	486,500	5,429
International Business Machines Corp.	86,600	7,636
Storage Technology Corp. (a)	97,400	2,559
Toshiba Corp.	451,000	2,032
		36,758
Electronic Equipment & Instruments - 1.2%
Hon Hai Precision Industries Co. Ltd.	433,000	1,708
Solectron Corp. (a)	469,100	2,299
Thermo Electron Corp. (a)	105,500	3,081
Vishay Intertechnology, Inc. (a)	86,400	1,503
		8,591
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.6%
CNET Networks, Inc. (a)	273,700	$ 2,332
Yahoo!, Inc. (a)	171,500	8,654
		10,986
IT Services - 0.0%
DST Systems, Inc. (a)	4,300	190
Office Electronics - 0.3%
Konica Minolta Holdings, Inc.	151,500	2,057
Semiconductors & Semiconductor Equipment - 5.9%
Altera Corp. (a)	136,200	2,725
Analog Devices, Inc.	162,600	6,927
Applied Materials, Inc. (a)	135,600	2,472
Intel Corp.	477,900	12,296
KLA-Tencor Corp. (a)	31,500	1,313
Marvell Technology Group Ltd. (a)	76,600	2,967
Texas Instruments, Inc.	449,300	11,277
Tokyo Electron Ltd.	32,000	1,911
		41,888
Software - 4.2%
Amdocs Ltd. (a)	65,000	1,726
Ascential Software Corp. (a)	109,750	1,866
Microsoft Corp.	834,402	21,666
Oracle Corp. (a)	382,500	4,292
		29,550
TOTAL INFORMATION TECHNOLOGY		157,955
MATERIALS - 1.8%
Chemicals - 1.8%
Dow Chemical Co.	129,500	5,140
Monsanto Co.	216,400	7,485
		12,625
TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.6%
SBC Communications, Inc.	134,700	3,354
Verizon Communications, Inc.	204,700	7,725
		11,079
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.0%
Nextel Communications, Inc. Class A (a)	186,700	$ 4,455
Nextel Partners, Inc. Class A (a)	197,200	2,633
		7,088
TOTAL TELECOMMUNICATION SERVICES		18,167
TOTAL COMMON STOCKS (Cost $628,788)		694,491
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 1.06% (b)	10,291,771	10,292
Fidelity Securities Lending Cash Central Fund, 1.06% (b)	3,598,750	3,599
TOTAL MONEY MARKET FUNDS (Cost $13,891)		13,891
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $642,679)		708,382
NET OTHER ASSETS - 0.0%		(139)
NET ASSETS - 100%		$ 708,243
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $417,883,000 and $407,772,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,000 for the period.
Income Tax Information
At April 30, 2004, the fund had a capital loss carryforward of approximately $197,359,000 of which $99,008,000 and $98,351,000 will expire on April 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2004

Assets
Investment in securities, at value (including securities loaned of $3,458) (cost $642,679) - See accompanying schedule		$ 708,382
Foreign currency held at value (cost $620)		625
Receivable for investments sold		8,455
Receivable for fund shares sold		901
Dividends receivable		723
Interest receivable		16
Prepaid expenses		2
Other receivables		48
Total assets		719,152

Liabilities
Payable for investments purchased	$ 6,244
Payable for fund shares redeemed	559
Accrued management fee	260
Other affiliated payables	213
Other payables and accrued expenses	34
Collateral on securities loaned, at value	3,599
Total liabilities		10,909

Net Assets		$ 708,243
Net Assets consist of:
Paid in capital		$ 846,429
Undistributed net investment income		1,758
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(205,645)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		65,701
Net Assets, for 51,720 shares outstanding		$ 708,243
Net Asset Value, offering price and redemption price per share ($708,243 ÷ 51,720 shares)		$ 13.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2004

Investment Income
Dividends		$ 8,577
Interest		261
Security lending		15
Total income		8,853

Expenses
Management fee Basic fee	$ 3,959
Performance adjustment	(1,196)
Transfer agent fees	2,227
Accounting and security lending fees	223
Non-interested trustees' compensation	4
Custodian fees and expenses	37
Registration fees	40
Audit	45
Legal	5
Miscellaneous	8
Total expenses before reductions	5,352
Expense reductions	(136)	5,216
Net investment income (loss)		3,637
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	56,400
Foreign currency transactions	21
Total net realized gain (loss)		56,421
Change in net unrealized appreciation (depreciation) on: Investment securities	51,093
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		51,088
Net gain (loss)		107,509
Net increase (decrease) in net assets resulting from operations		$ 111,146

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2004	Year ended April 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,637	$ 3,249
Net realized gain (loss)	56,421	(91,007)
Change in net unrealized appreciation (depreciation)	51,088	(7,599)
Net increase (decrease) in net assets resulting from operations	111,146	(95,357)
Distributions to shareholders from net investment income	(3,597)	(2,910)
Share transactions Net proceeds from sales of shares	163,631	203,858
Reinvestment of distributions	3,527	2,846
Cost of shares redeemed	(165,865)	(132,217)
Net increase (decrease) in net assets resulting from share transactions	1,293	74,487
Total increase (decrease) in net assets	108,842	(23,780)

Net Assets
Beginning of period	599,401	623,181
End of period (including undistributed net investment income of $1,758 and undistributed net investment income of $979, respectively)	$ 708,243	$ 599,401
Other Information Shares
Sold	12,261	17,621
Issued in reinvestment of distributions	272	236
Redeemed	(12,460)	(11,392)
Net increase (decrease)	73	6,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.61	$ 13.79	$ 16.51	$ 21.32	$ 18.39
Income from Investment Operations
Net investment income (loss) B	.07	.07	.05	- D	.01
Net realized and unrealized gain (loss)	2.08	(2.19)	(2.73)	(4.01)	3.39
Total from investment operations	2.15	(2.12)	(2.68)	(4.01)	3.40
Distributions from net investment income	(.07)	(.06)	(.04)	-	(.02)
Distributions in excess of net investment income	-	-	-	(.01)	-
Distributions from net realized gain	-	-	-	(.63)	(.45)
Distributions in excess of net realized gain	-	-	-	(.16)	-
Total distributions	(.07)	(.06)	(.04)	(.80)	(.47)
Net asset value, end of period	$ 13.69	$ 11.61	$ 13.79	$ 16.51	$ 21.32
Total Return A	18.55%	(15.39)%	(16.25)%	(19.57)%	18.82%
Ratios to Average Net Assets C
Expenses before expense reductions	.78%	.83%	.91%	.96%	.91%
Expenses net of voluntary waivers, if any	.78%	.83%	.91%	.96%	.91%
Expenses net of all reductions	.76%	.78%	.87%	.93%	.89%
Net investment income (loss)	.53%	.59%	.37%	(.01)%	.06%
Supplemental Data
Net assets, end of period (in millions)	$ 708	$ 599	$ 623	$ 778	$ 1,115
Portfolio turnover rate	62%	86%	99%	118%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Large Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent periods.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 89,210
Unrealized depreciation	(32,029)
Net unrealized appreciation (depreciation)	57,181
Undistributed ordinary income	1,993
Capital loss carryforward	(197,359)

Cost for federal income tax purposes	$ 651,201

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2004	April 30, 2003

Ordinary Income	$ 3,597	$ 2,910

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of ..33% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $261 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

Annual Report

6. Security Lending - continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $130 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $6.

8. Other Information.

At the end of the period, two unaffiliated shareholders were the owners of record of 21% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Large Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Large Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Large Cap Stock Fund as of April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 8, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Large Cap Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002) and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,

Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Commonwealth Trust.

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Large Cap Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985,

Mr. McDowell has worked as a research analyst and manager.

Karen M. Firestone (48)

Year of Election or Appointment: 1999

Vice President of Large Cap Stock. Ms. Firestone also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Firestone managed a variety of Fidelity funds.

Ms. Firestone also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Large Cap Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Large Cap Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Large Cap Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments,

Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Large Cap Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Large Cap Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Large Cap Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1995 Assistant Treasurer of Large Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Large Cap Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Large Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Large Cap Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Large Cap Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

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Annual Report

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Annual Report

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Annual Report

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Annual Report

Annual Report

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LCS-UANN-0604
1.784725.101

Fidelity®

Mid-Cap Stock

Fund

Annual Report

April 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditor's Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid-Cap Stock Fund	25.99%	7.14%	14.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid-Cap Stock Fund on March 29, 1994, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's® MidCap 400 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Beso Sikharulidze, Portfolio Manager of Fidelity® Mid-Cap Stock Fund

Equity benchmarks posted double-digit returns for the year ending April 30, 2004, fueled by improved corporate earnings, a stronger economy, government fiscal stimulus and low interest rates. Stocks that fared best generally were those hurt most by the three-year market downturn ending in early 2003. Small-caps, particularly in cyclical industries such as technology, were the top performers. The Russell 2000® Index, a proxy of small-cap performance, rose 42.01%. Stocks across most categories and styles surged through early 2004. That's when the markets got caught in a good news/bad news tug-of-war. As the economy heated up - highlighted by better job-creation data, improved consumer confidence and better-than-expected corporate earnings - investors worried that inflation and interest rate levels could rise. As a result, stocks see-sawed in March and April - up one day, down the next. Still, it did little damage to the gains of popular equity benchmarks: The Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index returned 23.18% and 22.88%, respectively, while the NASDAQ Composite® Index shot up 31.73%.

For the 12-month period that ended on April 30, 2004, Fidelity Mid-Cap Stock Fund returned 25.99%, compared with returns of 34.45% for the Standard & Poor's® MidCap 400 Index and 31.78% for the LipperSM Mid Cap Funds Average. Stock selection was a major reason why the fund lagged its benchmarks. The fund's quality bias and its focus on the broader mid-cap universe constrained its full participation in the markets' rally, which was led largely by higher-beta - meaning more volatile - names at the smaller end of the capitalization spectrum. Overweighting the semiconductor industry was the biggest drag on relative performance, with Cabot Microelectronics, a supplier of products used in the manufacture of semiconductors that was losing market share, holding back performance the most. Lastminute.com, a U.K.-based online travel company, had disappointing results, likely due to investor concerns about global geopolitical uncertainty. The fund's strong absolute performance was driven in large measure by its sizable overweighting in technology-related stocks. Ericsson, the Swedish mobile telecommunications equipment maker, was the biggest contributor, benefiting from the ongoing worldwide build-out of telecommunications networks. SanDisk, which makes flash-memory cards for such high-flying products as wireless camera phones and digital cameras, also enjoyed strong performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
New York Community Bancorp, Inc.	1.2	0.5
Gilead Sciences, Inc.	1.2	0.5
Genentech, Inc.	1.0	0.2
Amphenol Corp. Class A	1.0	0.9
Lastminute.com PLC sponsored ADR	1.0	0.6
Amdocs Ltd.	0.9	0.6
Sovereign Bancorp, Inc.	0.9	1.2
Lincare Holdings, Inc.	0.9	0.0
Telefonaktiebolaget LM Ericsson ADR	0.9	0.8
Coach, Inc.	0.8	0.7
	9.8
Top Five Market Sectors as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.6	30.0
Health Care	16.9	11.8
Consumer Discretionary	14.8	18.9
Financials	11.4	14.8
Industrials	10.6	9.4
Asset Allocation (% of fund's net assets)
As of April 30, 2004 *		As of October 31, 2003 **
	Stocks 94.5%		Stocks 92.1%
	Convertible Securities 5.4%		Convertible Securities 5.9%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 2.0%
* Foreign investments	10.6%	** Foreign investments	8.1%

Annual Report

Investments April 30, 2004

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.5%
American Axle & Manufacturing Holdings, Inc. (a)	230,000	$ 8,848
Lear Corp.	515,400	31,244
		40,092
Hotels, Restaurants & Leisure - 2.9%
Brinker International, Inc. (a)	488,800	18,799
Caesars Entertainment, Inc. (a)	1,317,900	17,462
Extended Stay America, Inc.	284,400	5,532
GTECH Holdings Corp.	856,900	52,202
International Game Technology	1,259,500	47,534
International Speedway Corp. Class A	103,300	4,352
Mandalay Resort Group	963,800	55,370
Outback Steakhouse, Inc.	352,300	15,477
Station Casinos, Inc.	235,100	10,598
The Cheesecake Factory, Inc. (a)	19,300	817
Yum! Brands, Inc. (a)	243,100	9,430
		237,573
Household Durables - 1.7%
Beazer Homes USA, Inc.	18,100	1,782
D.R. Horton, Inc.	1,401,700	40,369
Garmin Ltd.	64,600	2,078
Harman International Industries, Inc.	279,000	21,162
LG Electronics, Inc.	380,520	23,090
Pulte Homes, Inc.	176,300	8,669
Toll Brothers, Inc. (a)	1,010,300	39,978
		137,128
Internet & Catalog Retail - 0.1%
eBay, Inc. (a)	140,200	11,191
Leisure Equipment & Products - 0.2%
Brunswick Corp.	344,400	14,158
Media - 6.0%
Belo Corp. Series A	1,615,730	45,984
Citadel Broadcasting Corp.	389,800	6,763
Cumulus Media, Inc. Class A (a)	382,821	8,047
E.W. Scripps Co. Class A	139,700	14,745
Emmis Communications Corp. Class A (a)	1,328,700	31,092
Entercom Communications Corp. Class A (a)	610,600	27,843
Fox Entertainment Group, Inc. Class A (a)	246,600	6,868
Gannett Co., Inc.	166,500	14,432
Lamar Advertising Co. Class A (a)	946,600	38,867
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Liberty Media Corp. Class A (a)	1,514,256	$ 16,566
Media General, Inc. Class A	86,700	6,232
News Corp. Ltd. ADR	504,200	18,434
Pixar (a)	432,700	29,553
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	381,200	4,975
R.H. Donnelley Corp. (a)	192,500	8,718
Radio One, Inc. Class D (non-vtg.) (a)	1,954,330	37,054
Salem Communications Corp. Class A (a)	264,300	7,879
Time Warner, Inc. (a)	431,500	7,258
Univision Communications, Inc. Class A (a)	1,627,465	55,090
Viacom, Inc. Class B (non-vtg.)	180,200	6,965
Washington Post Co. Class B	53,464	49,187
Westwood One, Inc. (a)	799,400	23,614
XM Satellite Radio Holdings, Inc. Class A (a)	629,000	15,071
Yell Group PLC	1,464,700	8,267
		489,504
Multiline Retail - 0.4%
Nordstrom, Inc.	463,700	16,522
Saks, Inc.	1,226,900	17,667
		34,189
Specialty Retail - 2.2%
American Eagle Outfitters, Inc. (a)	867,100	22,276
AnnTaylor Stores Corp. (a)	212,600	8,617
Best Buy Co., Inc.	329,300	17,865
Chico's FAS, Inc. (a)	341,800	13,922
Linens 'N Things, Inc. (a)	258,300	8,379
Michaels Stores, Inc.	168,300	8,420
O'Reilly Automotive, Inc. (a)	202,000	9,068
Ross Stores, Inc.	1,808,200	55,150
Select Comfort Corp. (a)	303,900	7,367
Sherwin-Williams Co.	231,800	8,820
Sonic Automotive, Inc. Class A	11,700	291
Staples, Inc.	639,100	16,463
United Auto Group, Inc.	176,800	5,451
		182,089
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.8%
Coach, Inc. (a)	1,576,100	$ 67,142
Polo Ralph Lauren Corp. Class A	60,900	2,107
		69,249
TOTAL CONSUMER DISCRETIONARY		1,215,173
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 0.5%
CVS Corp.	223,300	8,626
United Natural Foods, Inc. (a)	67,400	1,688
Whole Foods Market, Inc.	387,900	31,028
		41,342
Food Products - 1.8%
Bunge Ltd.	263,100	9,748
Dean Foods Co. (a)	886,590	29,772
Hershey Foods Corp.	74,500	6,622
Hormel Foods Corp.	1,283,800	39,143
Saputo, Inc.	756,170	17,642
Smithfield Foods, Inc. (a)	1,161,400	30,893
The J.M. Smucker Co.	352,300	18,425
		152,245
Household Products - 0.2%
Energizer Holdings, Inc. (a)	349,200	15,120
Personal Products - 0.1%
Alberto-Culver Co.	142,500	6,720
TOTAL CONSUMER STAPLES		215,427
ENERGY - 5.7%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	236,500	8,675
BJ Services Co. (a)	1,211,100	53,894
Cooper Cameron Corp. (a)	176,700	8,543
FMC Technologies, Inc. (a)	324,400	8,840
Grant Prideco, Inc. (a)	10,239	156
Nabors Industries Ltd. (a)	307,300	13,632
National-Oilwell, Inc. (a)	428,300	11,958
Noble Corp. (a)	515,200	19,145
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Patterson-UTI Energy, Inc. (a)	1,026,000	$ 37,131
Pride International, Inc. (a)	2,476,337	41,776
		203,750
Oil & Gas - 3.2%
Apache Corp.	527,810	22,099
Burlington Resources, Inc.	718,000	48,300
Murphy Oil Corp.	175,100	11,994
Newfield Exploration Co. (a)	177,500	9,351
Overseas Shipholding Group, Inc.	232,800	7,629
Pioneer Natural Resources Co.	542,400	17,742
Pogo Producing Co.	462,700	22,820
Premcor, Inc. (a)	543,400	18,709
Tesoro Petroleum Corp. (a)	566,800	11,512
Valero Energy Corp.	815,100	51,971
XTO Energy, Inc.	1,546,582	41,294
		263,421
TOTAL ENERGY		467,171
FINANCIALS - 11.3%
Capital Markets - 1.9%
A.G. Edwards, Inc.	714,000	26,125
E*TRADE Group, Inc. (a)	5,582,300	63,415
Investors Financial Services Corp.	353,900	13,756
Jefferies Group, Inc.	260,300	8,876
Merrill Lynch & Co., Inc.	392,100	21,264
Morgan Stanley	147,200	7,565
Raymond James Financial, Inc.	400,800	10,068
Waddell & Reed Financial, Inc. Class A	195,600	4,348
		155,417
Commercial Banks - 2.9%
Banknorth Group, Inc.	1,303,100	39,914
Cathay General Bancorp	23,100	1,504
City National Corp.	193,000	11,898
Colonial Bancgroup, Inc.	968,500	16,687
Commerce Bancorp, Inc., New Jersey	539,643	30,765
Commerce Bancshares, Inc.	182,500	8,194
East West Bancorp, Inc.	481,685	27,133
First Bancorp, Puerto Rico	16,700	616
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Greater Bay Bancorp	200,400	$ 5,685
Hibernia Corp. Class A	1,526,500	33,262
Kookmin Bank sponsored ADR	10,100	375
Marshall & Ilsley Corp.	211,100	7,762
National Commerce Financial Corp.	648,100	17,233
Popular, Inc.	167,800	7,048
Silicon Valley Bancshares (a)	249,000	8,556
UCBH Holdings, Inc.	213,330	7,897
Valley National Bancorp	273,388	7,067
Wintrust Financial Corp.	185,400	8,805
		240,401
Consumer Finance - 0.4%
American Express Co.	167,500	8,199
AmeriCredit Corp. (a)	334,400	5,421
MBNA Corp.	861,600	21,006
		34,626
Diversified Financial Services - 0.3%
CIT Group, Inc.	774,600	26,623
Insurance - 2.2%
ACE Ltd.	199,400	8,742
AFLAC, Inc.	236,900	10,004
American Financial Group, Inc., Ohio	36,500	1,121
Commerce Group, Inc., Massachusetts	129,000	5,953
Everest Re Group Ltd.	424,800	36,184
Hartford Financial Services Group, Inc.	433,200	26,460
HCC Insurance Holdings, Inc.	759,800	24,329
MetLife, Inc.	233,200	8,045
Montpelier Re Holdings Ltd.	161,200	5,513
Old Republic International Corp.	718,450	16,682
PartnerRe Ltd.	187,500	10,744
Protective Life Corp.	235,700	8,476
UICI (a)	12,100	209
Unitrin, Inc.	78,000	3,093
W.R. Berkley Corp.	235,400	9,534
		175,089
Real Estate - 0.2%
CenterPoint Properties Trust (SBI)	123,800	8,926
Rayonier, Inc.	254,523	9,926
		18,852
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 3.4%
Astoria Financial Corp.	442,300	$ 15,224
Greenpoint Financial Corp.	1,636,200	63,812
New York Community Bancorp, Inc.	4,020,400	100,795
Radian Group, Inc.	178,500	8,302
Sovereign Bancorp, Inc.	3,678,000	73,486
The PMI Group, Inc.	90,000	3,873
W Holding Co., Inc.	928,926	15,829
		281,321
TOTAL FINANCIALS		932,329
HEALTH CARE - 16.7%
Biotechnology - 5.1%
Angiotech Pharmaceuticals, Inc. (a)	1,089,600	22,927
Biogen Idec, Inc. (a)	498,500	29,412
Celgene Corp. (a)	24,700	1,277
Cephalon, Inc. (a)	414,400	23,584
Charles River Laboratories International, Inc. (a)	233,200	10,727
Corgentech, Inc.	120,500	2,228
Gen-Probe, Inc. (a)	385,400	12,849
Genentech, Inc. (a)	684,300	84,032
Gilead Sciences, Inc. (a)	1,655,439	100,700
Millennium Pharmaceuticals, Inc. (a)	2,795,700	41,908
Nuvelo, Inc. (a)	665,000	7,189
OSI Pharmaceuticals, Inc. (a)	190,000	14,020
Protein Design Labs, Inc. (a)	1,001,300	24,512
QIAGEN NV (a)	1,697,300	20,113
QLT, Inc. (a)	731,100	19,856
		415,334
Health Care Equipment & Supplies - 4.0%
Apogent Technologies, Inc. (a)	641,100	20,784
Beckman Coulter, Inc.	471,500	26,329
Becton, Dickinson & Co.	198,700	10,044
Bio-Rad Laboratories, Inc. Class A (a)	153,100	8,972
C.R. Bard, Inc.	174,300	18,523
Cooper Companies, Inc.	340,200	18,371
Dade Behring Holdings, Inc. (a)	516,300	23,750
DENTSPLY International, Inc.	535,000	25,926
Diagnostic Products Corp.	176,100	7,512
Edwards Lifesciences Corp. (a)	565,500	19,487
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Epix Medical, Inc. (a)	54,800	$ 1,344
Fisher Scientific International, Inc. (a)	738,600	43,245
Guidant Corp.	181,300	11,424
Hillenbrand Industries, Inc.	293,600	19,818
Invacare Corp.	191,400	7,623
Mentor Corp.	30,800	976
Millipore Corp. (a)	186,000	9,752
ResMed, Inc. (a)	335,100	16,514
Steris Corp. (a)	413,900	9,172
Straumann Holding AG	47,179	8,485
Wright Medical Group, Inc. (a)	546,900	18,781
		326,832
Health Care Providers & Services - 5.3%
Apria Healthcare Group, Inc. (a)	531,100	15,317
Caremark Rx, Inc. (a)	1,869,790	63,292
Cerner Corp. (a)	456,800	19,560
Community Health Systems, Inc. (a)	330,400	8,521
Covance, Inc. (a)	975,000	32,897
Coventry Health Care, Inc. (a)	1,242,400	51,982
DaVita, Inc. (a)	155,700	7,956
Express Scripts, Inc. (a)	221,800	17,154
Henry Schein, Inc. (a)	384,900	27,124
IMS Health, Inc.	331,200	8,363
Inveresk Research Group, Inc. (a)	317,500	8,998
Lincare Holdings, Inc. (a)	2,070,800	71,919
Omnicare, Inc.	353,200	14,651
Oxford Health Plans, Inc.	348,900	18,994
PacifiCare Health Systems, Inc. (a)	47,652	1,704
Patterson Dental Co. (a)	359,159	26,470
Pediatrix Medical Group, Inc. (a)	20,300	1,451
Renal Care Group, Inc. (a)	308,900	15,284
UnitedHealth Group, Inc.	409,600	25,182
		436,819
Pharmaceuticals - 2.3%
Cypress Bioscience, Inc. (a)	98,700	1,434
Elan Corp. PLC sponsored ADR (a)	1,198,500	25,888
Endo Pharmaceuticals Holdings, Inc. (a)	236,700	5,650
IVAX Corp. (a)	364,400	7,762
Medicis Pharmaceutical Corp. Class A	476,800	20,464
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
MGI Pharma, Inc. (a)	187,300	$ 11,579
Mylan Laboratories, Inc.	2,873,100	65,823
Pharmaceutical Resources, Inc. (a)	82,600	3,329
Roche Holding AG (participation certificate)	245,619	25,785
Sepracor, Inc. (a)	312,300	14,931
Valeant Pharmaceuticals International	325,000	7,508
		190,153
TOTAL HEALTH CARE		1,369,138
INDUSTRIALS - 9.5%
Aerospace & Defense - 2.5%
EADS NV	2,228,100	56,326
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	973,700	25,121
Honeywell International, Inc.	506,500	17,515
L-3 Communications Holdings, Inc.	486,000	30,006
Precision Castparts Corp.	1,041,100	46,860
Rockwell Collins, Inc.	460,400	14,848
United Defense Industries, Inc. (a)	250,000	8,663
		199,339
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	181,536	7,450
Expeditors International of Washington, Inc.	31,271	1,257
UTI Worldwide, Inc.	234,500	10,742
		19,449
Airlines - 0.4%
AirTran Holdings, Inc. (a)	2,114,200	25,814
Alaska Air Group, Inc. (a)	388,000	8,586
		34,400
Building Products - 0.6%
American Standard Companies, Inc. (a)	400,370	42,115
Trex Co., Inc. (a)	217,500	8,419
		50,534
Commercial Services & Supplies - 2.7%
Adecco SA sponsored ADR	1,216,200	13,524
Career Education Corp. (a)	587,400	37,594
ChoicePoint, Inc. (a)	840,440	36,912
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Copart, Inc. (a)	363,440	$ 6,891
Corinthian Colleges, Inc. (a)	904,060	27,682
Dun & Bradstreet Corp. (a)	165,300	8,637
Education Management Corp. (a)	403,800	14,319
HON Industries, Inc.	120,900	4,475
Intersections, Inc. (a)	2,000	49
Monster Worldwide, Inc. (a)	352,400	9,025
Republic Services, Inc.	766,700	22,096
Robert Half International, Inc. (a)	384,800	10,493
Stericycle, Inc. (a)	281,100	13,442
The Brink's Co.	391,200	10,848
Waste Management, Inc.	248,800	7,066
		223,053
Construction & Engineering - 0.5%
Dycom Industries, Inc. (a)	1,543,700	36,400
Granite Construction, Inc.	340,000	6,749
		43,149
Electrical Equipment - 0.2%
Emerson Electric Co.	132,900	8,003
Hubbell, Inc. Class B	187,800	8,440
		16,443
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	148,400	8,793
Siemens AG sponsored ADR	234,300	16,724
Teleflex, Inc.	175,400	8,007
		33,524
Machinery - 1.4%
Cummins, Inc.	71,700	4,288
Donaldson Co., Inc.	326,400	8,953
Dover Corp.	197,400	7,902
Eaton Corp.	152,200	9,038
Ingersoll-Rand Co. Ltd. Class A	387,100	24,987
Kennametal, Inc.	378,228	16,324
Parker Hannifin Corp.	150,100	8,299
Pentair, Inc.	176,800	10,536
Timken Co.	846,400	18,672
Trinity Industries, Inc.	239,600	7,257
		116,256
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 0.1%
Landstar System, Inc. (a)	169,213	$ 7,608
Trading Companies & Distributors - 0.4%
Fastenal Co.	319,700	17,542
MSC Industrial Direct Co., Inc. Class A	590,900	16,935
		34,477
TOTAL INDUSTRIALS		778,232
INFORMATION TECHNOLOGY - 28.0%
Communications Equipment - 3.8%
3Com Corp. (a)	1,957,600	12,059
ADC Telecommunications, Inc. (a)	1,592,600	3,982
Adtran, Inc.	1,659,000	40,662
Andrew Corp. (a)	3,189,500	54,062
Avaya, Inc. (a)	3,817,500	52,223
Avocent Corp. (a)	240,600	7,721
Comverse Technology, Inc. (a)	970,600	15,879
Harris Corp.	688,300	31,008
Powerwave Technologies, Inc. (a)	1,288,902	8,726
Research in Motion Ltd. (a)	81,100	7,078
Scientific-Atlanta, Inc.	259,500	8,405
Telefonaktiebolaget LM Ericsson ADR (a)	2,664,800	71,070
		312,875
Computers & Peripherals - 1.3%
Applied Films Corp. (a)	196,000	4,665
Diebold, Inc.	823,100	37,937
M-Systems Flash Disk Pioneers Ltd. (a)	63,000	1,099
Network Appliance, Inc. (a)	3,187,000	59,342
		103,043
Electronic Equipment & Instruments - 4.0%
Amphenol Corp. Class A (a)	2,587,400	81,788
Arrow Electronics, Inc. (a)	2,268,287	57,342
AU Optronics Corp. sponsored ADR	382,400	8,214
Avnet, Inc. (a)	1,360,820	29,448
AVX Corp.	908,200	12,887
CDW Corp.	801,700	50,098
Ingram Micro, Inc. Class A (a)	768,700	9,186
Mettler-Toledo International, Inc. (a)	155,000	6,947
Sanmina-SCI Corp. (a)	1,492,500	14,955
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Solectron Corp. (a)	1,380,600	$ 6,765
Tech Data Corp. (a)	174,200	5,923
Thermo Electron Corp. (a)	265,700	7,758
Vishay Intertechnology, Inc. (a)	1,267,900	22,061
Waters Corp. (a)	361,000	15,577
		328,949
Internet Software & Services - 2.4%
Akamai Technologies, Inc. (a)	750,400	8,870
DoubleClick, Inc. (a)	1,376,300	11,107
Internet Security Systems, Inc. (a)(c)	3,130,391	41,603
Lastminute.com PLC sponsored ADR (a)	4,778,000	80,748
Websense, Inc. (a)	306,396	9,039
Yahoo!, Inc. (a)	895,249	45,174
		196,541
IT Services - 2.0%
Affiliated Computer Services, Inc. Class A (a)	552,320	26,788
Ceridian Corp. (a)	447,900	9,576
Cognizant Technology Solutions Corp. Class A (a)	179,800	7,778
CSG Systems International, Inc. (a)	731,390	12,280
DST Systems, Inc. (a)	1,515,200	66,896
Infosys Technologies Ltd. sponsored ADR	303,300	24,558
ManTech International Corp. Class A (a)	332,325	8,341
Satyam Computer Services Ltd. ADR	443,500	8,613
SRA International, Inc. Class A (a)	7,000	263
		165,093
Office Electronics - 0.2%
Zebra Technologies Corp. Class A (a)	196,550	14,405
Semiconductors & Semiconductor Equipment - 10.8%
Agere Systems, Inc. Class B (a)	12,296,416	26,683
AMIS Holdings, Inc.	180,100	2,597
Analog Devices, Inc.	883,000	37,616
ASML Holding NV (NY Shares) (a)	1,773,900	27,584
Atmel Corp. (a)	8,226,650	48,044
ATMI, Inc. (a)	448,900	9,912
Axcelis Technologies, Inc. (a)	4,400,900	46,253
Cabot Microelectronics Corp. (a)	810,900	23,946
Credence Systems Corp. (a)	559,200	6,229
Cree, Inc. (a)	301,500	5,593
Cymer, Inc. (a)	1,019,100	32,591
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cypress Semiconductor Corp. (a)	2,406,400	$ 33,617
Fairchild Semiconductor International, Inc. (a)	1,506,900	29,339
FormFactor, Inc.	1,213,500	21,345
Integrated Circuit Systems, Inc. (a)	361,800	8,571
Integrated Device Technology, Inc. (a)	3,499,500	47,068
International Rectifier Corp. (a)	240,800	9,545
Intersil Corp. Class A	1,550,062	30,614
Lam Research Corp. (a)	2,058,200	45,569
Marvell Technology Group Ltd. (a)	461,900	17,889
Mattson Technology, Inc. (a)	754,100	7,375
Maxim Integrated Products, Inc.	391,200	17,991
Micrel, Inc. (a)	159,400	1,948
Microchip Technology, Inc.	1,604,300	44,952
Micronas Semiconductor Holding AG	161,250	7,512
Microsemi Corp. (a)	29,900	325
National Semiconductor Corp. (a)	1,074,400	43,825
O2Micro International Ltd. (a)	355,500	5,155
Photronics, Inc. (a)	455,200	6,778
PMC-Sierra, Inc. (a)	754,400	9,166
Samsung Electronics Co. Ltd.	51,919	24,646
Semtech Corp. (a)	568,800	11,956
Silicon Laboratories, Inc. (a)	680,800	32,100
Silicon Storage Technology, Inc. (a)	541,600	7,176
Siliconix, Inc. (a)	263,013	10,181
Teradyne, Inc. (a)	1,389,000	28,308
Texas Instruments, Inc.	1,315,800	33,027
United Microelectronics Corp. sponsored ADR (a)	3,204,500	16,663
Varian Semiconductor Equipment Associates, Inc. (a)	1,470,600	47,883
Xilinx, Inc. (a)	553,000	18,597
		886,169
Software - 3.5%
Activision, Inc. (a)	1,563,300	23,543
Amdocs Ltd. (a)	2,822,700	74,943
Autodesk, Inc.	504,800	16,911
Cadence Design Systems, Inc. (a)	3,954,200	50,693
Fair, Isaac & Co., Inc.	207,900	7,010
FileNET Corp. (a)	1,231,200	33,809
Novell, Inc. (a)	1,852,600	17,859
SAP AG sponsored ADR	212,600	7,926
Symantec Corp. (a)	420,500	18,944
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Synopsys, Inc. (a)	1,260,635	$ 33,697
Transaction Systems Architects, Inc. Class A (a)	207,900	4,414
		289,749
TOTAL INFORMATION TECHNOLOGY		2,296,824
MATERIALS - 2.8%
Chemicals - 0.8%
Airgas, Inc.	810,300	17,948
Ferro Corp.	317,000	8,207
FMC Corp. (a)	31,500	1,351
Minerals Technologies, Inc.	125,900	7,384
Nitto Denko Corp.	151,200	8,235
PPG Industries, Inc.	145,800	8,647
Sensient Technologies Corp.	460,000	9,412
The Scotts Co. Class A (a)	139,800	9,220
		70,404
Construction Materials - 0.2%
Eagle Materials, Inc.	87,400	5,742
Martin Marietta Materials, Inc.	173,000	7,482
		13,224
Containers & Packaging - 0.6%
Packaging Corp. of America	1,796,500	39,487
Smurfit-Stone Container Corp. (a)	485,500	8,346
		47,833
Metals & Mining - 0.8%
Arch Coal, Inc.	739,100	22,624
CONSOL Energy, Inc.	312,900	8,958
Peabody Energy Corp.	715,200	33,536
		65,118
Paper & Forest Products - 0.4%
Bowater, Inc.	332,900	13,965
International Paper Co.	161,100	6,496
Potlatch Corp.	241,200	9,137
		29,598
TOTAL MATERIALS		226,177
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 0.5%
Citizens Communications Co. (a)	1,792,800	$ 23,378
Covad Communications Group, Inc. (a)	13,209	26
Philippine Long Distance Telephone Co. sponsored ADR (a)	473,100	9,301
Sprint Corp. - FON Group	598,900	10,714
		43,419
Wireless Telecommunication Services - 1.8%
America Movil SA de CV sponsored ADR	821,100	27,753
Nextel Communications, Inc. Class A (a)	2,137,900	51,010
Nextel Partners, Inc. Class A (a)	883,400	11,793
NII Holdings, Inc. (a)	679,800	23,793
Telephone & Data Systems, Inc.	119,107	7,856
Vimpel Communications sponsored ADR (a)	264,600	23,750
Western Wireless Corp. Class A (a)	175,400	3,652
		149,607
TOTAL TELECOMMUNICATION SERVICES		193,026
UTILITIES - 0.7%
Gas Utilities - 0.4%
Kinder Morgan, Inc.	422,700	25,451
Southern Union Co.	370,000	7,274
		32,725
Multi-Utilities & Unregulated Power - 0.3%
Equitable Resources, Inc.	481,600	22,630
TOTAL UTILITIES		55,355
TOTAL COMMON STOCKS (Cost $7,211,674)		7,748,852
Preferred Stocks - 1.2%

Convertible Preferred Stocks - 1.1%
FINANCIALS - 0.1%
Insurance - 0.1%
PartnerRe Ltd. 8.00%	148,900	8,167
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
INDUSTRIALS - 0.6%
Commercial Services & Supplies - 0.6%
Cendant Corp. 7.75%	1,051,000	$ 52,414
INFORMATION TECHNOLOGY - 0.1%
Office Electronics - 0.1%
Xerox Corp. Series C, 6.25%	67,200	8,402
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
CenturyTel, Inc. 6.875% ACES	899,700	21,989
TOTAL CONVERTIBLE PREFERRED STOCKS		90,972
Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Beverages - 0.1%
Constellation Brands, Inc. (depositary shares) Series A, 5.75%	326,100	10,097
TOTAL PREFERRED STOCKS (Cost $86,915)		101,069
Convertible Bonds - 4.3%
	Principal Amount (000s)
ENERGY - 0.1%
Oil & Gas - 0.1%
Devon Energy Corp. 4.95% 8/15/08	$ 10,000	10,350
HEALTH CARE - 0.2%
Biotechnology - 0.2%
Alkermes, Inc. 2.5% 9/1/23 (d)	6,500	8,288
Cephalon, Inc. 2.5% 12/15/06 (d)	7,447	7,307
		15,595
INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
L-3 Communications Holdings, Inc. 4% 9/15/11 (d)	30,000	35,963
Convertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 3.5%
Communications Equipment - 0.3%
Comverse Technology, Inc. 1.5% 12/1/05	$ 25,355	$ 24,721
McDATA Corp. 2.25% 2/15/10 (d)	1,434	1,330
		26,051
Electronic Equipment & Instruments - 0.6%
Sanmina-SCI Corp. 0% 9/12/20	72,500	37,881
Tech Data Corp. 2% 12/15/21 (d)	10,000	9,907
		47,788
Semiconductors & Semiconductor Equipment - 0.2%
ATMI, Inc. 5.25% 11/15/06 (d)	2,425	2,975
International Rectifier Corp. 4.25% 7/15/07	14,500	14,445
		17,420
Software - 2.4%
BEA Systems, Inc. 4% 12/15/06	67,700	68,063
Mercury Interactive Corp. 4.75% 7/1/07	62,200	62,822
Network Associates, Inc. 5.25% 8/15/06	1,075	1,137
Symantec Corp. 3% 11/1/06 (d)	24,700	65,486
		197,508
TOTAL INFORMATION TECHNOLOGY		288,767
TOTAL CONVERTIBLE BONDS (Cost $270,573)		350,675
Money Market Funds - 4.2%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	185,719,692	185,720
Fidelity Securities Lending Cash Central Fund, 1.06% (b)	163,048,490	163,048
TOTAL MONEY MARKET FUNDS (Cost $348,768)		348,768
TOTAL INVESTMENT PORTFOLIO - 104.1% (Cost $7,917,930)		8,549,364
NET OTHER ASSETS - (4.1)%		(336,447)
NET ASSETS - 100%		$ 8,212,917
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $131,256,000 or 1.6% of net assets.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.4%
United Kingdom	2.0%
Netherlands	1.3%
Bermuda	1.2%
Others (individually less than 1%)	6.1%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $11,485,201,000 and $9,855,126,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $591,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $16,213,000. The weighted average interest rate was 1.13%. At period end there were no interfund loans outstanding.

Income Tax Information
At April 30, 2004, the fund had a capital loss carryforward of approximately $929,887,000, all of which will expire on April 30, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2004

Assets
Investment in securities, at value (including securities loaned of $154,765) (cost $7,917,930) - See accompanying schedule		$ 8,549,364
Receivable for investments sold		87,771
Receivable for fund shares sold		12,046
Dividends receivable		6,862
Interest receivable		3,319
Prepaid expenses		24
Other affiliated receivables		10
Other receivables		1,173
Total assets		8,660,569

Liabilities
Payable for investments purchased	$ 268,631
Payable for fund shares redeemed	10,696
Accrued management fee	3,074
Other affiliated payables	1,982
Other payables and accrued expenses	221
Collateral on securities loaned, at value	163,048
Total liabilities		447,652

Net Assets		$ 8,212,917
Net Assets consist of:
Paid in capital		$ 8,519,672
Undistributed net investment income		25,033
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(963,258)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		631,470
Net Assets, for 389,735 shares outstanding		$ 8,212,917
Net Asset Value, offering price and redemption price per share ($8,212,917 ÷ 389,735 shares)		$ 21.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2004

Investment Income
Dividends		$ 52,900
Interest		19,518
Security lending		459
Total income		72,877

Expenses
Management fee Basic fee	$ 42,803
Performance adjustment	(12,377)
Transfer agent fees	19,858
Accounting and security lending fees	897
Non-interested trustees' compensation	41
Appreciation in deferred trustee compensation account	4
Custodian fees and expenses	160
Registration fees	285
Audit	75
Legal	24
Interest	7
Miscellaneous	72
Total expenses before reductions	51,849
Expense reductions	(3,854)	47,995
Net investment income (loss)		24,882
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $7,121 on sales of investments in affiliated issuers)	843,354
Foreign currency transactions	10
Total net realized gain (loss)		843,364
Change in net unrealized appreciation (depreciation) on: Investment securities	615,150
Assets and liabilities in foreign currencies	34
Total change in net unrealized appreciation (depreciation)		615,184
Net gain (loss)		1,458,548
Net increase (decrease) in net assets resulting from operations		$ 1,483,430

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2004	Year ended April 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,882	$ 40,108
Net realized gain (loss)	843,364	(1,144,361)
Change in net unrealized appreciation (depreciation)	615,184	(321,532)
Net increase (decrease) in net assets resulting from operations	1,483,430	(1,425,785)
Distributions to shareholders from net investment income	(31,826)	(28,295)
Share transactions Net proceeds from sales of shares	2,505,888	1,701,519
Reinvestment of distributions	31,039	27,498
Cost of shares redeemed	(1,283,322)	(1,495,416)
Net increase (decrease) in net assets resulting from share transactions	1,253,605	233,601
Redemption fees	257	287
Total increase (decrease) in net assets	2,705,466	(1,220,192)

Net Assets
Beginning of period	5,507,451	6,727,643
End of period (including undistributed net investment income of $25,033 and undistributed net investment income of $27,126, respectively)	$ 8,212,917	$ 5,507,451
Other Information Shares
Sold	122,333	100,814
Issued in reinvestment of distributions	1,556	1,550
Redeemed	(61,953)	(88,651)
Net increase (decrease)	61,936	13,713

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 21.42	$ 24.14	$ 25.13	$ 19.22
Income from Investment Operations
Net investment income (loss)B	.07	.13	.18D	.20	(.04)
Net realized and unrealized gain (loss)	4.29	(4.66)	(2.74)D	1.41	8.55
Total from investment operations	4.36	(4.53)	(2.56)	1.61	8.51
Distributions from net investment income	(.09)	(.09)	(.16)	(.10)	(.01)
Distributions from net realized gain	-	-	-	(1.99)	(2.59)
Distributions in excess of net realized gain	-	-	-	(.51)	-
Total distributions	(.09)	(.09)	(.16)	(2.60)	(2.60)
Redemption fees added to paid in capitalB	-E	-E	-E	-E	-
Net asset value, end of period	$ 21.07	$ 16.80	$ 21.42	$ 24.14	$ 25.13
Total ReturnA	25.99%	(21.17)%	(10.67)%	6.47%	49.47%
Ratios to Average Net AssetsC
Expenses before expense reductions	.70%	.74%	.94%	.90%	.89%
Expenses net of voluntary waivers, if any	.70%	.74%	.94%	.90%	.89%
Expenses net of all reductions	.65%	.66%	.87%	.84%	.86%
Net investment income (loss)	.34%	.75%	.79%D	.81%	(.20)%
Supplemental Data
Net assets, end of period (in millions)	$ 8,213	$ 5,507	$ 6,728	$ 6,958	$ 4,071
Portfolio turnover rate	137%	120%	200%	218%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Mid-Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,043,609
Unrealized depreciation	(424,572)
Net unrealized appreciation (depreciation)	619,037
Undistributed ordinary income	4,145
Capital loss carryforward	(929,887)

Cost for federal income tax purposes	$ 7,930,327

The tax character of distributions paid was as follows:

	April 30, 2004	April 30, 2003
Ordinary Income	$ 31,826	$ 28,295

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,391 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,798 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $2 and $54, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Internet Security Systems, Inc.	$ 64,938	$ 5,628	$ 33,578	$ -	$ 41,603

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Mid-Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid-Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid-Cap Stock Fund as of April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 11, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Mid-Cap Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,

Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Commonwealth Trust.

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Mid-Cap Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985,

Mr. McDowell has worked as a research analyst and manager.

Beso Sikharulidze (39)

Year of Election or Appointment: 2001

Vice President of Mid-Cap Stock. Prior to assuming his current responsibilities, Mr. Sikharulidze managed a variety of Fidelity funds.

Mr. Sikharulidze also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Mid-Cap Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Mid-Cap Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Mid-Cap Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments,

Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Mid-Cap Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Mid-Cap Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Mid-Cap Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1994 Assistant Treasurer of Mid-Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Mid-Cap Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Mid-Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Mid-Cap Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Mid-Cap Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 64% and 100% of the dividends distributed in June and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 66% and 100% of the dividends distributed in June and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

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Fidelity Value Discovery Fund

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

MCS-UANN-0604
1.784726.101

Fidelity®

Small Cap Retirement

Fund

Annual Report

April 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2004	Past 1 year	Life of fundA
Fidelity® Small Cap Retirement Fund	36.87%	11.04%

A From September 26, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Retirement Fund on September 26, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jamie Harmon, Portfolio Manager of Fidelity® Small Cap Retirement Fund

Equity benchmarks posted double-digit returns for the year ending April 30, 2004, fueled by improved corporate earnings, a stronger economy, government fiscal stimulus and low interest rates. Stocks that fared best generally were those hurt most by the three-year market downturn ending in early 2003. Small-caps, particularly in cyclical industries such as technology, were the top performers. The Russell 2000® Index, a proxy of small-cap performance, rose 42.01%. Stocks across most categories and styles surged through early 2004. That's when the markets got caught in a good news/bad news tug-of-war. As the economy heated up - highlighted by better job-creation data, improved consumer confidence and better-than-expected earnings results - investors worried that inflation and interest rates could rise. As a result, stocks see-sawed in March and April - up one day, down the next. Still, it did little damage to the gains of popular equity benchmarks: The Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index gained 23.18% and 22.88%, respectively, while the NASDAQ Composite® Index shot up 31.73%.

The fund rose 36.87% this past year, trailing the Russell 2000 and the LipperSM Small-Cap Funds Average, which returned 38.25%. My focus on undervalued, steady-growth companies curbed returns during the first half of the period when cyclical and unprofitable companies led a strong resurgence in the market. The second half was a much different story, however, as the market rotated back toward higher-quality stocks. This climate change helped the fund top its benchmarks by a healthy margin in the final six-month stretch of the period. My search for steady growers led me to overweight several health care equipment and services companies that outperformed, including Fisher Scientific. Stock selection among niche retailers and consumer products companies also contributed, led by Pep Boys and Jarden, respectively. I underweighted technology early in the period, which dragged on performance, but stock picking within the sector helped, particularly among services names such as CSG Systems and Websense. While the fund was hurt by underweighting traditional cyclicals, one services holding within industrials - Corrections Corp. - was a big win versus the index. Conversely, a couple of poor picks in telecommunication services and materials, Primus Telecommunications Group and Solutia, dampened returns, as did my choices within financials. Other individual detractors included Affiliated Computer Services, ExpressJet Holdings, NetBank and chip maker Intersil.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Corrections Corp. of America	5.0	4.0
Fisher Scientific International, Inc.	2.8	2.1
United Auto Group, Inc.	2.4	1.9
Websense, Inc.	2.2	1.6
Affiliated Computer Services, Inc. Class A	2.2	2.3
Omnicare, Inc.	2.0	2.0
Arrow Electronics, Inc.	1.9	1.6
Philadelphia Consolidated Holding Corp.	1.9	2.5
Avnet, Inc.	1.7	1.6
Renal Care Group, Inc.	1.7	1.5
	23.8
Top Five Market Sectors as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.3	20.1
Consumer Discretionary	19.1	24.3
Health Care	16.1	14.7
Financials	14.7	20.0
Industrials	13.4	7.9
Asset Allocation (% of fund's net assets)
As of April 30, 2004 *		As of October 31, 2003 **
	Stocks 94.5%		Stocks 98.9%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	2.6%	** Foreign investments	6.0%

Annual Report

Investments April 30, 2004

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 19.1%
Auto Components - 2.2%
Keystone Automotive Industries, Inc. (a)	52,541	$ 1,360,812
LKQ Corp.	25,500	452,880
Midas, Inc. (a)	12,400	226,424
		2,040,116
Distributors - 0.1%
Advanced Marketing Services, Inc.	11,700	116,181
Hotels, Restaurants & Leisure - 2.8%
AFC Enterprises, Inc. (a)	42,500	956,250
Ambassadors Group, Inc.	16,868	398,928
Buca, Inc. (a)	57,466	376,977
Orbitz, Inc. Class A	21,600	549,720
Ruby Tuesday, Inc.	7,700	230,384
		2,512,259
Household Durables - 1.4%
Jarden Corp. (a)	34,850	1,296,420
Leisure Equipment & Products - 0.5%
RC2 Corp. (a)	15,267	413,888
Specialty Retail - 10.5%
Aeropostale, Inc. (a)	51,300	1,128,087
Asbury Automotive Group, Inc. (a)	28,000	453,320
Big 5 Sporting Goods Corp. (a)	41,102	1,020,152
Christopher & Banks Corp.	14,100	252,249
Group 1 Automotive, Inc. (a)	11,800	407,808
Kirkland's, Inc. (a)	15,705	283,475
Lithia Motors, Inc. Class A	17,500	452,025
Pomeroy IT Solutions, Inc.	13,085	181,882
Regis Corp.	18,550	805,441
Sonic Automotive, Inc. Class A	33,300	829,170
The Pep Boys - Manny, Moe & Jack	48,500	1,332,295
United Auto Group, Inc.	70,400	2,170,432
Whitehall Jewellers, Inc. (a)	38,800	351,140
		9,667,476
Textiles Apparel & Luxury Goods - 1.6%
Maxwell Shoe Co., Inc. Class A (a)	14,500	327,555
Skechers U.S.A., Inc. Class A (a)	35,100	432,081
Warnaco Group, Inc. (a)	38,800	742,244
		1,501,880
TOTAL CONSUMER DISCRETIONARY		17,548,220
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 3.6%
Food & Staples Retailing - 2.2%
BJ's Wholesale Club, Inc. (a)	60,876	$ 1,475,025
Rite Aid Corp. (a)	107,791	528,176
		2,003,201
Food Products - 0.8%
Interstate Bakeries Corp.	59,800	675,740
Personal Products - 0.6%
NBTY, Inc. (a)	15,600	579,696
TOTAL CONSUMER STAPLES		3,258,637
ENERGY - 3.6%
Energy Equipment & Services - 0.9%
Hydril Co. (a)	8,500	216,410
Oil States International, Inc. (a)	31,900	431,926
Varco International, Inc. (a)	11,000	227,590
		875,926
Oil & Gas - 2.7%
Encore Acquisition Co. (a)	15,000	446,250
Evergreen Resources, Inc. (a)	8,900	357,157
Patina Oil & Gas Corp.	15,300	425,340
Prima Energy Corp. (a)	10,667	396,066
Quicksilver Resources, Inc. (a)	8,300	360,635
World Fuel Services Corp.	10,700	452,824
		2,438,272
TOTAL ENERGY		3,314,198
FINANCIALS - 14.7%
Commercial Banks - 2.3%
Center Financial Corp., California	22,500	326,250
Hanmi Financial Corp.	13,005	322,134
Nara Bancorp, Inc.	32,300	930,240
Pacific Union Bank	12,478	358,119
Wilshire State Bank, California (a)	6,800	162,452
		2,099,195
Consumer Finance - 1.0%
Student Loan Corp.	6,800	962,880
Diversified Financial Services - 0.2%
eSpeed, Inc. Class A (a)	10,700	188,320
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 6.7%
Berkshire Hathaway, Inc. Class A (a)	14	$ 1,307,460
Hilb, Rogal & Hamilton Co.	16,100	577,185
IPC Holdings Ltd.	10,787	396,962
Montpelier Re Holdings Ltd.	25,230	862,866
Philadelphia Consolidated Holding Corp. (a)	29,253	1,689,068
StanCorp Financial Group, Inc.	10,800	668,196
USI Holdings Corp. (a)	45,082	682,992
		6,184,729
Thrifts & Mortgage Finance - 4.5%
Bank Mutual Corp.	70,979	749,538
Farmer Mac Class C (non-vtg.) (a)	37,400	936,122
Harbor Florida Bancshares, Inc.	15,200	421,344
KNBT Bancorp, Inc.	22,160	351,901
NetBank, Inc.	31,409	338,903
Provident Financial Services, Inc.	32,825	590,850
Rainier Pacific Financial Group, Inc.	34,624	538,403
W Holding Co., Inc.	9,721	165,646
		4,092,707
TOTAL FINANCIALS		13,527,831
HEALTH CARE - 16.1%
Biotechnology - 0.5%
Connetics Corp. (a)	26,500	515,425
Health Care Equipment & Supplies - 3.7%
Fisher Scientific International, Inc. (a)	43,064	2,521,397
Nutraceutical International Corp. (a)	37,000	860,250
		3,381,647
Health Care Providers & Services - 11.2%
Centene Corp. (a)	32,300	1,082,050
Corvel Corp. (a)	17,453	542,439
Coventry Health Care, Inc. (a)	32,544	1,361,641
Hanger Orthopedic Group, Inc. (a)	76,804	1,257,281
IMPAC Medical Systems, Inc. (a)	5,500	134,090
Mariner Health Care, Inc. (a)	26,500	478,590
Molina Healthcare, Inc.	19,500	695,370
Odyssey Healthcare, Inc. (a)	22,800	383,268
Omnicare, Inc.	45,004	1,866,766
Per-Se Technologies, Inc. (a)	11,000	117,700
Renal Care Group, Inc. (a)	32,326	1,599,490
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Universal Health Services, Inc. Class B	10,263	$ 450,546
VistaCare, Inc. Class A (a)	13,100	329,989
		10,299,220
Pharmaceuticals - 0.7%
InKine Pharmaceutical, Inc. (a)	107,500	610,600
TOTAL HEALTH CARE		14,806,892
INDUSTRIALS - 13.4%
Aerospace & Defense - 0.4%
SI International, Inc. (a)	14,825	385,450
Air Freight & Logistics - 1.0%
Pacer International, Inc. (a)	47,651	895,839
Airlines - 3.9%
ExpressJet Holdings, Inc. Class A (a)	116,400	1,480,608
Pinnacle Airlines Corp.	79,088	1,125,422
SkyWest, Inc.	52,975	964,145
		3,570,175
Building Products - 0.4%
Quixote Corp.	17,782	344,971
Commercial Services & Supplies - 6.4%
Corrections Corp. of America (a)	125,251	4,564,146
The Geo Group, Inc. (a)	55,600	1,306,600
		5,870,746
Construction & Engineering - 1.3%
Chicago Bridge & Iron Co. NV	30,700	882,625
URS Corp. (a)	13,600	351,288
		1,233,913
TOTAL INDUSTRIALS		12,301,094
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 1.0%
Black Box Corp.	16,935	862,838
Electronic Equipment & Instruments - 4.9%
Arrow Electronics, Inc. (a)	67,600	1,708,928
Avnet, Inc. (a)	74,200	1,605,688
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Measurement Specialties, Inc. (a)	49,400	$ 930,202
NU Horizons Electronics Corp. (a)	27,373	279,205
		4,524,023
Internet Software & Services - 5.2%
Bankrate, Inc. (a)	27,900	338,148
Homestore, Inc. (a)	174,600	838,080
j2 Global Communications, Inc. (a)	50,900	1,178,844
Marketwatch.com, Inc. (a)	37,702	395,871
Websense, Inc. (a)	67,898	2,002,991
		4,753,934
IT Services - 9.3%
Affiliated Computer Services, Inc. Class A (a)	41,082	1,992,477
Anteon International Corp. (a)	27,800	867,360
CACI International, Inc. Class A (a)	21,500	978,250
Certegy, Inc.	15,100	540,278
Computer Sciences Corp. (a)	25,200	1,030,932
CSG Systems International, Inc. (a)	66,240	1,112,170
DST Systems, Inc. (a)	9,600	423,840
ManTech International Corp. Class A (a)	18,941	475,419
The BISYS Group, Inc. (a)	66,400	962,800
Tier Technologies, Inc. Class B (a)	18,219	187,291
		8,570,817
Semiconductors & Semiconductor Equipment - 0.7%
Intersil Corp. Class A	31,400	620,150
Software - 1.2%
Aspen Technology, Inc. (a)	20,973	136,325
Dynamics Research Corp. (a)	11,384	187,267
Moldflow Corp. (a)	16,700	183,199
Pervasive Software, Inc. (a)	52,950	317,700
TALX Corp.	11,167	259,409
		1,083,900
TOTAL INFORMATION TECHNOLOGY		20,415,662
MATERIALS - 0.4%
Metals & Mining - 0.4%
Compania de Minas Buenaventura SA sponsored ADR	17,740	383,894
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
NII Holdings, Inc. (a)	33,847	$ 1,184,645
TOTAL COMMON STOCKS (Cost $74,474,126)		86,741,073
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 1.06% (b) (Cost $5,979,124)	5,979,124	5,979,124
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $80,453,250)		92,720,197
NET OTHER ASSETS - (1.0)%		(943,530)
NET ASSETS - 100%		$ 91,776,667
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $124,134,952 and $105,621,078, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $18,600 for the period.
Income Tax Information
At April 30, 2004, the fund had a capital loss carryforward of approximately $2,553,000 all of which will expire on April 30, 2011.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

April 30, 2004

Assets
Investment in securities, at value (cost $80,453,250) - See accompanying schedule		$ 92,720,197
Receivable for investments sold		173,989
Receivable for fund shares sold		211,312
Dividends receivable		3,654
Interest receivable		3,388
Prepaid expenses		228
Receivable from investment adviser for expense reductions		20,636
Other affiliated receivables		155
Other receivables		12,560
Total assets		93,146,119

Liabilities
Payable for investments purchased	$ 1,152,262
Payable for fund shares redeemed	93,212
Accrued management fee	61,329
Other affiliated payables	31,170
Other payables and accrued expenses	31,479
Total liabilities		1,369,452

Net Assets		$ 91,776,667
Net Assets consist of:
Paid in capital		$ 82,296,961
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,787,241)
Net unrealized appreciation (depreciation) on investments		12,266,947
Net Assets, for 6,474,271 shares outstanding		$ 91,776,667
Net Asset Value, offering price and redemption price per share ($91,776,667 ÷ 6,474,271 shares)		$ 14.18

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended April 30, 2004

Investment Income
Dividends		$ 230,709
Interest		23,885
Security lending		8,924
Total income		263,518

Expenses
Management fee Basic fee	$ 525,253
Performance adjustment	67,415
Transfer agent fees	288,021
Accounting and security lending fees	52,996
Non-interested trustees' compensation	304
Custodian fees and expenses	28,871
Registration fees	26,045
Audit	50,676
Legal	5,121
Miscellaneous	567
Total expenses before reductions	1,045,269
Expense reductions	(328,255)	717,014
Net investment income (loss)		(453,496)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	11,148,450
Foreign currency transactions	274
Total net realized gain (loss)		11,148,724
Change in net unrealized appreciation (depreciation) on: Investment securities	9,324,452
Assets and liabilities in foreign currencies	(174)
Total change in net unrealized appreciation (depreciation)		9,324,278
Net gain (loss)		20,473,002
Net increase (decrease) in net assets resulting from operations		$ 20,019,506

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended April 30, 2004	Year ended April 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (453,496)	$ (246,047)
Net realized gain (loss)	11,148,724	(13,480,743)
Change in net unrealized appreciation (depreciation)	9,324,278	(1,475,973)
Net increase (decrease) in net assets resulting from operations	20,019,506	(15,202,763)
Distributions to shareholders from net realized gain	-	(1,308,391)
Share transactions Net proceeds from sales of shares	37,263,423	37,879,278
Reinvestment of distributions	-	1,307,115
Cost of shares redeemed	(16,992,834)	(28,844,363)
Net increase (decrease) in net assets resulting from share transactions	20,270,589	10,342,030
Redemption fees	17,162	59,472
Total increase (decrease) in net assets	40,307,257	(6,109,652)

Net Assets
Beginning of period	51,469,410	57,579,062
End of period (including accumulated net investment loss of $0 and $39,534, respectively)	$ 91,776,667	$ 51,469,410
Other Information Shares
Sold	2,818,113	3,363,950
Issued in reinvestment of distributions	-	101,405
Redeemed	(1,311,855)	(2,624,589)
Net increase (decrease)	1,506,258	840,766

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2004	2003	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 13.95	$ 11.41	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08)	(.05)	(.06)	(.01)
Net realized and unrealized gain (loss)	3.90	(3.26)	2.63	1.40
Total from investment operations	3.82	(3.31)	2.57	1.39
Distributions from net realized gain	-	(.29)	(.06)	-
Redemption fees added to paid in capital D	- G	.01	.03	.02
Net asset value, end of period	$ 14.18	$ 10.36	$ 13.95	$ 11.41
Total Return B,C	36.87%	(24.06)%	22.87%	14.10%
Ratios to Average Net Assets F
Expenses before expense reductions	1.45%	1.71%	1.91%	7.54% A
Expenses net of voluntary waivers, if any	1.05%	1.05%	1.05%	1.05% A
Expenses net of all reductions	.99%	.86%	.92%	.93% A
Net investment income (loss)	(.63)%	(.49)%	(.48)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,777	$ 51,469	$ 57,579	$ 5,708
Portfolio turnover rate	151%	242%	338%	820% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 26, 2000 (commencement of operations) to April 30, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2004

1. Significant Accounting Policies.

Fidelity Small Cap Retirement Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 14,666,373
Unrealized depreciation	(2,633,753)
Net unrealized appreciation (depreciation)	12,032,620
Capital loss carryforward	(2,552,912)
Cost for federal income tax purposes	$ 80,687,577

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	April 30, 2004	April 30, 2003
Ordinary Income	$ -	$ 1,308,391

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .40% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $26,122 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded 1.05% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $289,099.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $39,156 for the period.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Retirement Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Retirement Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Retirement Fund as of April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 11, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Small Cap Retirement (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (health care service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,

Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Commonwealth Trust.

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Small Cap Retirement. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985,

Mr. McDowell has worked as a research analyst and manager.

James M. Harmon (33)

Year of Election or Appointment: 2002

Vice President of Small Cap Retirement. Mr. Harmon also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Harmon managed a variety of Fidelity funds.

Mr. Harmon also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (55)

Year of Election or Appointment: 2000

Secretary of Small Cap Retirement. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Small Cap Retirement. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Small Cap Retirement. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Small Cap Retirement. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Small Cap Retirement. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Retirement. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 2000 Assistant Treasurer of Small Cap Retirement. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Small Cap Retirement. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Retirement. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Small Cap Retirement. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Small Cap Retirement. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

123 South Lake Avenue
Pasadena, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SMR-UANN-0604
1.784729.101

Fidelity®

Small Cap Stock

Fund

Annual Report

April 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2004	Past 1 year	Past 5 years	Life of fundA
Fidelity® Small Cap Stock Fund	46.15%	14.56%	10.74%

A From March 12, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Stock Fund on March 12, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Paul Antico, Portfolio Manager of Fidelity® Small Cap Stock Fund

Equity benchmarks posted double-digit returns for the year ending April 30, 2004, fueled by improved corporate earnings, a stronger economy, government fiscal stimulus and low interest rates. Stocks that fared best generally were those hurt most by the three-year market downturn ending in early 2003. Small-caps, particularly in cyclical industries such as technology, were the top performers. The Russell 2000® Index, a proxy of small-cap performance, rose 42.01%. Stocks across most categories and styles surged through early 2004. That's when the markets got caught in a good news/bad news tug-of-war. As the economy heated up - highlighted by better job-creation data, improved consumer confidence and better-than-expected corporate earnings - investors worried that inflation and interest rate levels could rise. As a result, stocks seesawed in March and April - up one day, down the next. Still, it did little damage to the gains of popular equity benchmarks: The Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index returned 23.18% and 22.88%, respectively, while the NASDAQ Composite® Index shot up 31.73%.

For the 12 months ending April 30, 2004, the fund returned 46.15%, while the Russell 2000 Index rose 42.01% and the LipperSM Small-Cap Funds Average was up 38.25%. The fund benefited by emphasizing industrial, cyclical and health care services stocks and generally avoiding companies with potentially problematic issues that could have led to significant stock declines. Accredo Health had a tremendous run as the company made a quick return to healthy growth and a strong fundamental outlook after a difficult period. Labor Ready, a large temporary staffing provider, became incredibly cheap prior to an improvement in its fundamentals. Once the recovery started last year, the stock appreciated strongly. On the downside, DigitalThink, an e-training provider for corporate clients, was hurt when the tech bubble burst and interest in its product waned. Specialty drug distributor Priority Healthcare was hurt by a shake-up in the market for its Hepatitis C drugs, slumping demand for its fertility drugs and Medicare reimbursement issues.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Accredo Health, Inc.	3.6	2.0
Ingram Micro, Inc. Class A	2.8	3.9
Priority Healthcare Corp. Class B	2.4	3.7
American Healthways, Inc.	2.3	3.0
Cummins, Inc.	1.9	1.1
Centene Corp.	1.5	0.9
Navistar International Corp.	1.5	0.5
Tech Data Corp.	1.5	1.4
Emmis Communications Corp. Class A	1.4	1.1
Wabash National Corp.	1.3	0.9
	20.2
Top Five Market Sectors as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	23.6	20.8
Health Care	23.2	22.1
Information Technology	16.0	19.4
Consumer Discretionary	13.4	15.8
Materials	6.3	6.6
Asset Allocation (% of fund's net assets)
As of April 30, 2004*		As of October 31, 2003**
	Stocks 93.2%		Stocks 94.7%
	Convertible Securities 0.4%		Convertible Securities 0.7%
	Short-Term Investments and Net Other Assets 6.4%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	19.8%	** Foreign investments	22.0%

Annual Report

Investments April 30, 2004

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 1.1%
Dana Corp.	300,000	$ 6,048
Keystone Automotive Industries, Inc. (a)	216,700	5,613
LKQ Corp.	1,800	32
Midas, Inc. (a)(c)	1,311,500	23,948
		35,641
Hotels, Restaurants & Leisure - 1.3%
Domino's Pizza UK & IRL PLC (c)	2,690,507	9,829
Famous Dave's of America, Inc. (a)(c)	1,210,958	9,506
Friendly Ice Cream Corp. (a)	173,700	2,797
LA Fitness PLC	245,519	805
London Clubs International PLC (a)	4,658,950	10,870
Paddy Power PLC	800,000	9,153
		42,960
Internet & Catalog Retail - 0.2%
Nissen Co. Ltd.	306,300	6,477
Leisure Equipment & Products - 0.3%
JAKKS Pacific, Inc. (a)	539,322	9,368
Media - 4.8%
Antena 3 Television SA (a)	200,000	10,160
Cumulus Media, Inc. Class A (a)	423,986	8,912
Emmis Communications Corp. Class A (a)	1,927,224	45,097
Harris Interactive, Inc. (a)	1,120,100	8,166
Independent News & Media PLC (Ireland)	7,346,665	16,724
Maiden Group PLC	1,000,000	4,284
Modern Times Group AB (MTG) (B Shares) (a)	550,350	9,290
NRJ Group	250,000	5,370
Roularta Media Group NV	200,000	10,785
Salem Communications Corp. Class A (a)	439,979	13,116
Sanctuary Group PLC	6,000,000	5,360
Spanish Broadcasting System, Inc. Class A (a)	1,096,127	10,654
Trader Classified Media NV (A Shares) (a)	975,000	10,747
		158,665
Multiline Retail - 0.9%
Big Lots, Inc. (a)	267,300	3,785
Don Quijote Co. Ltd.	150,000	10,476
Saks, Inc.	649,600	9,354
ShopKo Stores, Inc. (a)	498,300	6,607
		30,222
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.4%
Boise Cascade Corp.	184,700	$ 6,230
Carphone Warehouse Group PLC	4,583,676	11,652
Fielmann AG	40,982	2,148
Foot Locker, Inc.	1,131,800	27,163
Kesa Electricals PLC	2,100,000	10,527
La Senza Corp. (sub. vtg.)	824,900	6,255
Peacock Group PLC	2,192,645	8,224
PETsMART, Inc.	162,398	4,498
RONA, Inc. (a)	890,500	19,218
Row Entertainment Income Fund	697,900	5,317
The Pep Boys - Manny, Moe & Jack	1,312,700	36,060
West Marine, Inc. (a)	312,400	9,085
		146,377
Textiles Apparel & Luxury Goods - 0.4%
Perry Ellis International, Inc. (a)	315,600	8,916
Skechers U.S.A., Inc. Class A (a)	361,600	4,451
		13,367
TOTAL CONSUMER DISCRETIONARY		443,077
CONSUMER STAPLES - 2.1%
Food & Staples Retailing - 0.2%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.) (a)	402,300	6,864
Food Products - 1.7%
Barry Callebaut AG	40,000	8,321
Chiquita Brands International, Inc. (a)	156,000	2,810
Dean Foods Co. (a)	293,555	9,858
Glanbia PLC	3,000,000	9,381
Hines Horticulture, Inc. (a)	205,645	921
Saputo, Inc.	316,900	7,394
SunOpta, Inc. (a)	1,855,500	17,303
		55,988
Personal Products - 0.2%
Hengan International Group Co. Ltd.	12,614,000	7,439
TOTAL CONSUMER STAPLES		70,291
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 2.0%
Energy Equipment & Services - 0.9%
CHC Helicopter Corp. Class A (sub. vtg.)	769,930	$ 21,612
Enerflex Systems Ltd.	550,000	8,962
		30,574
Oil & Gas - 1.1%
General Maritime Corp. (a)	99,000	1,989
OMI Corp.	1,439,700	14,498
Stelmar Shipping Ltd.	532,900	13,136
Teekay Shipping Corp.	125,300	7,618
		37,241
TOTAL ENERGY		67,815
FINANCIALS - 5.6%
Commercial Banks - 2.9%
Cathay General Bancorp	129,700	8,443
East West Bancorp, Inc.	511,400	28,807
Nara Bancorp, Inc.	148,474	4,276
PrivateBancorp, Inc.	199,200	11,020
Silicon Valley Bancshares (a)	620,000	21,303
Texas Capital Bancshares, Inc.	109,498	1,642
UCBH Holdings, Inc.	275,147	10,186
Wintrust Financial Corp.	196,850	9,348
		95,025
Insurance - 2.4%
Arch Capital Group Ltd. (a)	212,301	8,530
Endurance Specialty Holdings Ltd.	223,800	7,511
HCC Insurance Holdings, Inc.	399,500	12,792
Hilb, Rogal & Hamilton Co.	275,300	9,870
Montpelier Re Holdings Ltd.	244,000	8,345
Navigators Group, Inc. (a)	224,117	5,838
PartnerRe Ltd.	128,400	7,357
Penn-America Group, Inc.	533,500	6,503
Scottish Re Group Ltd.	92,700	2,028
USI Holdings Corp. (a)	773,869	11,724
		80,498
Thrifts & Mortgage Finance - 0.3%
W Holding Co., Inc.	548,900	9,353
TOTAL FINANCIALS		184,876
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 23.1%
Biotechnology - 3.3%
Alkermes, Inc. (a)	894,000	$ 13,705
ConjuChem, Inc. (a)	547,900	5,493
Connetics Corp. (a)	537,614	10,457
CSL Ltd.	534,466	8,518
Dendreon Corp. (a)	2,055,174	26,717
Global Bio-Chem Technology Group Co. Ltd.	14,000,000	10,231
Global Bio-Chem Technology Group Co. Ltd. warrants 5/31/07 (a)	1,750,000	0
ImmunoGen, Inc. (a)	1,376,400	11,741
Myriad Genetics, Inc. (a)	552,300	9,516
Serologicals Corp. (a)	735,143	13,615
		109,993
Health Care Equipment & Supplies - 3.0%
Cholestech Corp. (a)	309,500	3,030
DJ Orthopedics, Inc. (a)	499,600	11,506
Given Imaging Ltd. (a)	200,000	7,250
ICU Medical, Inc. (a)	274,455	9,159
Immucor, Inc. (a)	643,536	15,863
Microtek Medical Holdings, Inc. (a)	1,369,800	6,342
Nutraceutical International Corp. (a)	267,100	6,210
Phonak Holding AG	450,000	12,019
Possis Medical, Inc. (a)	311,000	7,909
ResMed, Inc. (a)	366,750	18,073
Schick Technologies, Inc. (a)	13,608	147
		97,508
Health Care Providers & Services - 16.7%
Accredo Health, Inc. (a)(c)	3,105,306	120,020
Air Methods Corp. (a)	242,000	1,948
American Healthways, Inc. (a)(c)	3,171,700	76,850
AMERIGROUP Corp. (a)	1,027,543	42,653
Cedara Software Corp. (a)	595,320	4,488
Centene Corp. (a)(c)	1,470,800	49,272
Cerner Corp. (a)	338,462	14,493
Covance, Inc. (a)	337,100	11,374
Hanger Orthopedic Group, Inc. (a)	969,200	15,866
ICON PLC sponsored ADR (a)	333,397	13,303
IMPAC Medical Systems, Inc. (a)(c)	705,200	17,193
Inveresk Research Group, Inc. (a)	477,367	13,529
Mariner Health Care, Inc. (a)	748,300	13,514
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Molina Healthcare, Inc.	860,900	$ 30,700
Odyssey Healthcare, Inc. (a)	512,800	8,620
Pediatrix Medical Group, Inc. (a)	149,600	10,696
Per-Se Technologies, Inc. (a)	611,400	6,542
Priority Healthcare Corp. Class B (a)(c)	3,910,074	78,397
ProxyMed, Inc. (a)	394,900	7,108
Renal Care Group, Inc. (a)	237,000	11,727
Sunrise Senior Living, Inc. (a)	205,400	6,491
		554,784
Pharmaceuticals - 0.1%
Alizyme PLC (a)	1,715,900	4,148
TOTAL HEALTH CARE		766,433
INDUSTRIALS - 23.6%
Aerospace & Defense - 2.1%
AAR Corp. (a)	605,500	6,146
BE Aerospace, Inc. (a)(c)	3,304,543	21,744
CAE, Inc.	2,295,000	9,538
Ducommun, Inc. (a)	19,200	453
Orbital Sciences Corp. (a)	558,600	7,195
SI International, Inc. (a)	250,573	6,515
Triumph Group, Inc. (a)	229,550	7,380
United Defense Industries, Inc. (a)	286,600	9,931
		68,902
Air Freight & Logistics - 1.3%
CNF, Inc.	352,865	12,901
Dynamex, Inc. (a)	447,700	5,950
Hub Group, Inc. Class A (a)	183,565	6,333
Pacer International, Inc. (a)	599,482	11,270
Ryder System, Inc.	220,000	8,094
		44,548
Airlines - 0.6%
Alaska Air Group, Inc. (a)	273,900	6,061
Frontier Airlines, Inc. (a)	488,536	4,436
Transat A.T., Inc. (a)	688,600	8,008
		18,505
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.4%
Quixote Corp.	141,200	$ 2,739
Trex Co., Inc. (a)	250,000	9,678
		12,417
Commercial Services & Supplies - 5.9%
Bacou Dalloz	100,000	7,548
Bowne & Co., Inc.	807,300	13,668
Bright Horizons Family Solutions, Inc. (a)	109,891	4,876
CDI Corp.	365,300	11,785
Central Parking Corp.	581,400	11,099
Consolidated Graphics, Inc. (a)	264,400	9,867
G&K Services, Inc. Class A	676,198	25,628
IKON Office Solutions, Inc.	622,800	6,932
Kelly Services, Inc. Class A (non-vtg.)	183,442	5,452
Labor Ready, Inc. (a)(c)	2,831,000	35,784
Mail-Well, Inc. (a)(c)	2,744,300	11,114
Medialink Worldwide, Inc. (a)(c)	567,100	2,353
Mitie Group PLC	2,750,000	5,891
Princeton Review, Inc. (a)	143,467	1,204
RemedyTemp, Inc. Class A (a)	289,877	3,709
Robert Walters PLC	3,145,939	6,907
Spherion Corp. (a)	1,078,900	10,627
United Stationers, Inc. (a)	564,124	21,437
		195,881
Construction & Engineering - 0.9%
EMCOR Group, Inc. (a)	222,800	9,113
Granite Construction, Inc.	509,400	10,112
URS Corp. (a)	470,100	12,143
		31,368
Electrical Equipment - 0.9%
A.O. Smith Corp.	400,800	11,984
Baldor Electric Co.	356,900	8,059
Nexans SA	300,000	10,089
		30,132
Machinery - 9.7%
AGCO Corp. (a)	1,074,600	20,686
Astec Industries, Inc. (a)	491,540	8,769
Cummins, Inc.	1,035,300	61,921
Daewoo Heavy Industries & Machinery Ltd. (a)	850,000	6,527
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	1,012,800	10,358
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Hitachi Construction Machinery Co. Ltd.	177,000	$ 2,328
IDEX Corp.	149,800	7,078
Kennametal, Inc.	108,603	4,687
Manitowoc Co., Inc.	809,700	24,623
Navistar International Corp. (a)	1,076,200	48,590
Portec Rail Products, Inc.	9,900	83
Terex Corp. (a)	300,400	9,868
Timken Co.	1,908,500	42,102
Wabash National Corp. (a)(c)	1,702,100	43,250
Wabtec Corp.	1,380,600	22,504
Zenon Environmental, Inc. (a)	529,500	8,088
		321,462
Road & Rail - 1.2%
Celadon Group, Inc. (a)(c)	395,528	6,510
Landstar System, Inc. (a)	72,096	3,241
Overnite Corp.	748,894	17,973
SCS Transportation, Inc. (a)	599,787	13,723
		41,447
Trading Companies & Distributors - 0.6%
MSC Industrial Direct Co., Inc. Class A	249,500	7,151
Univar NV	600,000	12,149
		19,300
TOTAL INDUSTRIALS		783,962
INFORMATION TECHNOLOGY - 15.8%
Communications Equipment - 0.7%
Brocade Communications Systems, Inc. (a)	1,899,300	10,161
COM DEV International Ltd. (a)(c)	3,193,700	5,658
Proxim Corp. Class A (a)	1,692,000	2,369
SeaChange International, Inc. (a)	405,500	4,712
		22,900
Computers & Peripherals - 2.0%
Applied Films Corp. (a)	199,500	4,748
Electronics for Imaging, Inc. (a)	1,195,365	30,338
Hutchinson Technology, Inc. (a)	497,000	12,221
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
SBS Technologies, Inc. (a)	590,398	$ 8,797
UNOVA, Inc. (a)	520,231	9,104
		65,208
Electronic Equipment & Instruments - 7.3%
Agilysys, Inc.	832,185	9,762
Arrow Electronics, Inc. (a)	776,400	19,627
Bell Microproducts, Inc. (a)(c)	1,982,354	12,925
INFICON Holding AG sponsored ADR (a)	712,200	6,445
Ingram Micro, Inc. Class A (a)(c)	7,889,500	94,280
Kingboard Chemical Holdings Ltd.	14,739,000	27,778
Pemstar, Inc. (a)(c)	3,077,038	10,031
Tech Data Corp. (a)	1,423,900	48,413
Vishay Intertechnology, Inc. (a)	538,300	9,366
Yageo Corp. sponsored GDR (a)	1,600,000	4,240
		242,867
Internet Software & Services - 1.5%
Digital River, Inc. (a)	474,600	12,221
DigitalThink, Inc. (a)(c)	4,347,784	10,522
j2 Global Communications, Inc. (a)	979,200	22,678
Lastminute.com PLC sponsored ADR (a)	214,700	3,628
		49,049
IT Services - 1.1%
Calian Technology Ltd.	216,300	2,301
Inforte Corp. (a)	114,372	1,241
ManTech International Corp. Class A (a)	268,365	6,736
SRA International, Inc. Class A (a)	234,900	8,813
The BISYS Group, Inc. (a)	550,000	7,975
Tyler Technologies, Inc. (a)	1,151,510	10,870
		37,936
Semiconductors & Semiconductor Equipment - 1.3%
DuPont Photomasks, Inc. (a)	318,600	6,589
Intersil Corp. Class A	500,000	9,875
Micronas Semiconductor Holding AG	185,833	8,657
Shinko Electric Industries Co.Ltd.	300,000	9,063
Trident Microsystems, Inc. (a)	637,764	8,846
		43,030
Software - 1.9%
Bottomline Technologies, Inc. (a)(c)	1,333,818	12,351
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Concur Technologies, Inc. (a)	1,364,820	$ 14,126
DATATRAK International, Inc. (a)	60,745	717
Lectra	100,581	831
Phoenix Technologies Ltd. (a)(c)	1,625,188	9,231
Plato Learning, Inc. (a)	1,132,687	10,375
Secure Computing Corp. (a)	555,613	5,312
Vastera, Inc. (a)(c)	2,581,341	10,196
Visual Networks, Inc. (a)	421,736	1,325
		64,464
TOTAL INFORMATION TECHNOLOGY		525,454
MATERIALS - 6.2%
Chemicals - 1.0%
Georgia Gulf Corp.	225,100	7,172
K&S AG	300,000	10,007
Olin Corp.	279,286	4,823
PolyOne Corp. (a)	540,300	3,696
Sika AG (Bearer)	13,190	6,211
		31,909
Construction Materials - 1.0%
Eagle Materials, Inc.	17,100	1,123
Martin Marietta Materials, Inc.	220,800	9,550
Texas Industries, Inc.	570,700	19,238
U.S. Concrete, Inc. (a)	836,241	5,310
		35,221
Containers & Packaging - 1.1%
Huhtamaki Oyj	669,300	8,821
Owens-Illinois, Inc. (a)	1,965,908	27,444
		36,265
Metals & Mining - 3.1%
Cleveland-Cliffs, Inc. (a)	190,000	9,002
Gerdau AmeriSteel Corp. (a)	4,978,200	17,422
Inmet Mining Corp. (a)	974,800	12,651
IPSCO, Inc.	1,772,470	32,179
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Roanoke Electric Steel Corp.	393,612	$ 5,333
Steel Dynamics, Inc. (a)	1,075,368	25,884
		102,471
TOTAL MATERIALS		205,866
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.2%
New Skies Satellites NV	850,000	6,507
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	1,952,900	24,314
At Road, Inc. (a)	1,040,131	8,758
Crown Castle International Corp. (a)	9,870	138
		33,210
TOTAL TELECOMMUNICATION SERVICES		39,717
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
Sierra Pacific Resources (a)	854,200	6,048
TOTAL COMMON STOCKS (Cost $2,729,766)		3,093,539
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Lifelink Monitoring Corp. Series A (d)	1,421,380	0
Health Care Providers & Services - 0.1%
Lifemasters Supported Selfcare, Inc. Series F (d)	461,818	5,100
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Owens-Illinois, Inc. 4.75%	74,300	2,537
TOTAL CONVERTIBLE PREFERRED STOCKS		7,637
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Geneprot, Inc. Series A (d)	43,000	$ 151
TOTAL PREFERRED STOCKS (Cost $13,111)		7,788
Convertible Bonds - 0.2%
	Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
CNET, Inc. 5% 3/1/06	$ 5,300	5,327
TOTAL CONVERTIBLE BONDS (Cost $3,899)		5,327
Money Market Funds - 11.0%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	301,330,004	301,330
Fidelity Securities Lending Cash Central Fund, 1.06% (b)	65,165,074	65,165
TOTAL MONEY MARKET FUNDS (Cost $366,495)		366,495
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $3,113,271)	3,473,149
NET OTHER ASSETS - (4.6)%	(154,063)
NET ASSETS - 100%	$ 3,319,086
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Affiliated company

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues) . At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,251,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc. Series A	7/7/00	$ 237
Lifelink Monitoring Corp. Series A	11/28/00 - 11/14/02	$ 6,012
Lifemasters Supported Selfcare, Inc. Series F	6/24/02	$ 5,100
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.2%
Canada	6.1%
United Kingdom	2.3%
Ireland	1.5%
Switzerland	1.3%
Hong Kong	1.0%
Others (individually less than 1%)	7.6%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $3,163,846,000 and $2,026,750,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $421,000 for the period.

Income Tax Information
The fund hereby designates approximately $9,919,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2004

Assets
Investment in securities, at value (including securities loaned of $61,958) (cost $3,113,271) - See accompanying schedule		$ 3,473,149
Cash		100
Foreign currency held at value (cost $587)		586
Receivable for investments sold		28,365
Receivable for fund shares sold		11,323
Dividends receivable		2,898
Interest receivable		307
Prepaid expenses		7
Other affiliated receivables		62
Other receivables		445
Total assets		3,517,242

Liabilities
Payable for investments purchased	$ 125,183
Payable for fund shares redeemed	4,552
Accrued management fee	2,342
Other affiliated payables	701
Other payables and accrued expenses	213
Collateral on securities loaned, at value	65,165
Total liabilities		198,156

Net Assets		$ 3,319,086
Net Assets consist of:
Paid in capital		$ 2,827,631
Undistributed net investment income		1,070
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		130,515
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		359,870
Net Assets, for 192,321 shares outstanding		$ 3,319,086
Net Asset Value, offering price and redemption price per share ($3,319,086 ÷ 192,321 shares)		$ 17.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2004

Investment Income
Dividends (including $1,745 received from affiliated issuers)		$ 11,451
Special Dividends		1,632
Interest		3,006
Security lending		1,056
Total income		17,145

Expenses
Management fee Basic fee	$ 16,786
Performance adjustment	2,429
Transfer agent fees	5,426
Accounting and security lending fees	577
Non-interested trustees' compensation	9
Custodian fees and expenses	302
Registration fees	299
Audit	51
Legal	9
Miscellaneous	18
Total expenses before reductions	25,906
Expense reductions	(996)	24,910
Net investment income (loss)		(7,765)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $15,943 on sales of investments in affiliated issuers)	345,329
Foreign currency transactions	219
Total net realized gain (loss)		345,548
Change in net unrealized appreciation (depreciation) on: Investment securities	347,618
Assets and liabilities in foreign currencies	(44)
Total change in net unrealized appreciation (depreciation)		347,574
Net gain (loss)		693,122
Net increase (decrease) in net assets resulting from operations		$ 685,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2004	Year ended April 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,765)	$ 686
Net realized gain (loss)	345,548	(185,247)
Change in net unrealized appreciation (depreciation)	347,574	(184,076)
Net increase (decrease) in net assets resulting from operations	685,357	(368,637)
Distributions to shareholders from net realized gain	(9,918)	(37,436)
Share transactions Net proceeds from sales of shares	1,786,835	415,462
Reinvestment of distributions	9,514	35,996
Cost of shares redeemed	(566,317)	(390,251)
Net increase (decrease) in net assets resulting from share transactions	1,230,032	61,207
Redemption fees	1,079	3,235
Total increase (decrease) in net assets	1,906,550	(341,631)

Net Assets
Beginning of period	1,412,536	1,754,167
End of period (including undistributed net investment income of $1,070 and undistributed net investment income of $885, respectively)	$ 3,319,086	$ 1,412,536
Other Information Shares
Sold	107,739	33,193
Issued in reinvestment of distributions	580	2,558
Redeemed	(35,052)	(32,792)
Net increase (decrease)	73,267	2,959

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 11.86	$ 15.11	$ 13.16	$ 13.74	$ 9.46
Income from Investment Operations
Net investment income (loss)	(.05)C	.01	.03	.05	-E
Net realized and unrealized gain (loss)B	5.51	(2.98)	1.91	.02	4.22
Total from investment operations	5.46	(2.97)	1.94	.07	4.22
Distributions from net investment income	-	-	(.02)	(.04)	-
Distributions from net realized gain	(.07)	(.31)	-	(.49)	-
Distributions in excess of net realized gain	-	-	-	(.16)	-
Total distributions	(.07)	(.31)	(.02)	(.69)	-
Redemption fees added to paid in capitalB	.01	.03	.03	.04	.06
Net asset value, end of period	$ 17.26	$ 11.86	$ 15.11	$ 13.16	$ 13.74
Total ReturnA	46.15%	(19.78)%	14.98%	.78%	45.24%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.13%	1.20%	1.12%	1.10%	1.17%
Expenses net of voluntary waivers, if any	1.13%	1.20%	1.12%	1.10%	1.17%
Expenses net of all reductions	1.08%	1.10%	1.07%	1.05%	1.13%
Net investment income (loss)	(.34)%	.05%	.24%	.36%	(.01)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,319	$ 1,413	$ 1,754	$ 1,163	$ 967
Portfolio turnover rate	96%	116%	132%	126%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.01 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, non-taxable dividends, and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 477,658
Unrealized depreciation	(137,613)
Net unrealized appreciation (depreciation)	340,045
Undistributed ordinary income	90,163
Undistributed long-term capital gain	51,841

Cost for federal income tax purposes	$ 3,133,104

The tax character of distributions paid was as follows:

	April 30, 2004	April 30, 2003
Ordinary Income	$ -	$ 139
Long-term Capital Gains	9,918	37,297
Total	$ 9,918	$ 37,436

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities - continued

at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .83% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

earned by the fund are recorded as income in the accompanying financial statements and totaled $2,279 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $983 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $8 and $5, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Accredo Health, Inc.	$ 3,817	$ 104,556	$ 23,721	$ -	$ 120,020
Allscripts Healthcare Solutions, Inc.	5,776	2,961	12,005	-	-
American Healthways, Inc.	38,044	2,392	-	-	76,850
BE Aerospace, Inc.	4,131	3,953	-	-	21,744
Bell Micro- products, Inc.	3,649	7,712	-	-	12,925
Bottomline Technologies, Inc.	-	13,039	-	-	12,351
Celadon Group, Inc.	-	9,785	4,042	-	6,510
Centene Corp.	6,087	33,851	-	-	49,272
COM DEV International Ltd.	-	6,216	-	-	5,658
Cornell Companies, Inc.	13,682	-	16,153	-	-
DigitalThink, Inc.	1,856	12,702	1,117	-	10,522
Domino's Pizza UK & IRL PLC	-	9,254	-	113	9,829
Famous Dave's of America, Inc.	-	8,980	-	-	9,506
IMPAC Medical Systems, Inc.	-	16,027	-	-	17,193
INFICON Holding AG sponsored ADR	1,270	3,533	-	-	6,445
Ingram Micro, Inc. Class A	39,906	50,742	-	-	94,280

Annual Report

8. Transactions with Affiliated Companies - continued

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Labor Ready, Inc.	$ 18,493	$ 955	$ 1,527	$ -	$ 35,784
Mail-Well, Inc.	6,507	4,630	1,815	-	11,114
Manufacturers Services Ltd.	-	11,521	14,997	-	-
Medialink Worldwide, Inc.	1,537	-	-	-	2,353
Midas, Inc.	-	19,379	1,101	-	23,948
Novo Group Oyj	5,340	3,901	17,923	1,632	-
Pemstar, Inc.	4,037	7,713	1,346	-	10,031
Phoenix Technologies Ltd.	9,840	976	4,392	-	9,231
Priority Healthcare Corp. Class B	51,841	64,984	32,075	-	78,397
ProsoftTraining	239	-	903	-	-
SBA Communications Corp. Class A	4,200	1,156	10,820	-	-
Schick Technologies, Inc.	-	5,329	6,790	-	147
Vastera, Inc.	4,089	7,499	-	-	10,196
Wabash National Corp.	-	44,898	7,251	-	43,250
Worldwide Restaurant Concepts, Inc.	6,444	916	8,319	-	-
TOTALS	$ 230,785	$ 459,560	$ 166,297	$ 1,745	$ 677,556

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers[; where replies were not received from brokers, we performed other auditing procedures]. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Stock Fund as of April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 11, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Small Cap Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,

Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Commonwealth Trust.

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Small Cap Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985,

Mr. McDowell has worked as a research analyst and manager.

Paul Antico (35)

Year of Election or Appointment: 1999

Vice President of Small Cap Stock. Prior to assuming his current responsibilities, Mr. Antico managed a variety of Fidelity funds. Mr. Antico also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Small Cap Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Small Cap Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Small Cap Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments,

Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Small Cap Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Small Cap Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Small Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Small Cap Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Small Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Small Cap Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Small Cap Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Stock Fund voted to pay on June 7, 2004, to shareholders of record at the opening of business on June 4, 2004, a distribution of $.74 per share derived from capital gains realized from sales of portfolio securities.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
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1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
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123 South Lake Avenue
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19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
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10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
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251 University Avenue
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1760 Challenge Way
Sacramento, CA

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8 Montgomery Street
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21701 Hawthorne Boulevard
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2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
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Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
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Connecticut

48 West Putnam Avenue
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New Haven, CT

300 Atlantic Street
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29 South Main Street
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Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
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2948 N. Federal Highway
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8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
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8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
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Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
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1700 East Golf Road
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3232 Lake Avenue
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Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
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Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

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Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SLCX-UANN-0604
X.XXXXXX.XXX

Fidelity®

Intermediate Bond

Fund

Annual Report

April 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund	2.33%	6.53%	6.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on April 30, 1994. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® Intermediate Government/Credit Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Ford O'Neil, Portfolio Manager of Fidelity® Intermediate Bond Fund

Investment-grade bonds provided reasonable returns for the year ending April 30, 2004. Early on, bonds reaped the benefits of the lowest interest rates in 46 years and virtually non-existent inflation. But in July, when the economy showed marked improvement, fears about potential interest rate hikes led to the worst month for bonds in years. Bonds recovered some strength in early 2004, as geopolitical unrest and still-weak labor markets tempered equity returns. But in April, most bond categories dropped 2.00% or more as fears of higher interest rates and rising inflation gripped the market. Despite the sell-off, bonds had positive returns for the year overall. The Lehman Brothers® Aggregate Bond Index - a measure of the taxable investment-grade bond market - rose 1.82%. Corporates performed best, as balance sheet repair and productivity gains drove credit spreads lower. Meanwhile, Treasuries and other government bonds struggled the most. The yield of the benchmark 10-year Treasury note hit 4.55% in late April, its highest level in the past eight months.

The fund gained 2.33% during the past year, outpacing the Lehman Brothers Intermediate Government/Credit Bond Index and the LipperSM Short-Intermediate Investment Grade Debt Funds Average, which rose 2.03% and 1.47%, respectively. Most of the fund's success can be traced to sector and security selection, although yield-curve positioning also helped. Specifically, the fund's barbell strategy of owning securities with both shorter and longer maturities than those of the index benefited performance late in the period as rates backed up and the curve flattened. On a sector basis, the fund did well by underweighting weak government securities - most notably Treasuries, which are very sensitive to rising interest rates - while favoring higher-yielding spread sectors, such as corporate bonds, which outperformed amid a favorable environment for riskier assets. I also continued to invest heavily outside of the benchmark in high-quality securitized products such as mortgage securities, commercial mortgage-backed securities and asset-backed securities, all of which easily surpassed comparable-duration Treasuries. So, the fund benefited not only from being in the right places, but also from strong issue selection within each segment of the market, particularly the top-performing corporate sector, where several BBB-rated holdings snapped back from depressed levels. That said, there were a few positions that didn't recover, but they had a negligible impact on performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Quality Diversification (% of fund's net assets)
As of April 30, 2004	As of October 31, 2003
U.S. Government and U.S.Government Agency Obligations 36.6%	U.S. Government and U.S.Government Agency Obligations 37.7%
AAA 13.7%	AAA 12.8%
AA 7.1%	AA 7.5%
A 17.1%	A 17.4%
BBB 19.0%	BBB 18.4%
BB and Below 1.6%	BB and Below 1.8%
Not Rated 0.8%	Not Rated 2.1%
Short-Term Investments and Net Other Assets 4.1%	Short-Term Investments and Net Other Assets 2.3%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Securities rated BB or below were rated investment grade at the time of acquisition.

Average Years to Maturity as of April 30, 2004
6 months ago
Years	4.4	4.8
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2004
6 months ago
Years	3.7	3.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2004 *		As of October 31, 2003 **
	Corporate Bonds 34.1%		Corporate Bonds 37.1%
	U.S. Government and U.S. Government Agency Obligations 36.6%		U.S. Government and U.S. Government Agency Obligations 37.7%
	Asset-Backed Securities 14.4%		Asset-Backed Securities 13.2%
	CMOs and Other Mortgage Related Securities 9.1%		CMOs and Other Mortgage Related Securities 7.4%
	Municipal Bonds 0.0%		Municipal Bonds 0.3%
	Other Investments 1.7%		Other Investments 2.0%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 2.3%
* Foreign investments	7.6%	** Foreign investments	8.5%
* Futures and Swaps	7.0%	** Futures and Swaps	4.5%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments April 30, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 33.5%
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.1%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	$ 9,470	$ 10,415
Automobiles - 0.4%
General Motors Corp.:
7.2% 1/15/11	7,075	7,523
8.25% 7/15/23	8,585	9,187
8.375% 7/15/33	10,535	11,394
		28,104
Media - 1.7%
AOL Time Warner, Inc.:
6.75% 4/15/11	8,800	9,575
6.875% 5/1/12	15,495	16,940
British Sky Broadcasting Group PLC (BSkyB) yankee 7.3% 10/15/06	9,050	9,920
Clear Channel Communications, Inc.:
4.4% 5/15/11	7,580	7,287
5.75% 1/15/13	4,350	4,448
7.65% 9/15/10	7,500	8,570
Cox Communications, Inc.:
3.875% 10/1/08	5,000	4,908
4.625% 6/1/13	5,765	5,365
7.125% 10/1/12	7,990	8,848
Hearst-Argyle Television, Inc. 7% 11/15/07	6,500	7,059
Liberty Media Corp.:
5.7% 5/15/13	16,625	16,623
7.875% 7/15/09	6,350	7,218
Walt Disney Co. 6.375% 3/1/12	9,300	10,070
		116,831
Specialty Retail - 0.1%
Boise Cascade Corp. 7.5% 2/1/08	4,790	5,150
TOTAL CONSUMER DISCRETIONARY		160,500
CONSUMER STAPLES - 1.6%
Beverages - 0.3%
Miller Brewing Co. 4.25% 8/15/08 (a)	18,715	18,779
Food & Staples Retailing - 0.5%
Kroger Co.:
6.8% 4/1/11	6,395	7,048
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co.: - continued
8.05% 2/1/10	$ 2,170	$ 2,526
Safeway, Inc. 6.5% 3/1/11	22,480	24,198
		33,772
Food Products - 0.2%
Kraft Foods, Inc.:
5.25% 6/1/07	2,160	2,270
6.25% 6/1/12	10,500	11,247
		13,517
Tobacco - 0.6%
Altria Group, Inc. 7% 11/4/13	29,435	31,333
Philip Morris Companies, Inc. 7.65% 7/1/08	8,700	9,602
		40,935
TOTAL CONSUMER STAPLES		107,003
ENERGY - 1.3%
Energy Equipment & Services - 0.4%
Kinder Morgan, Inc. 6.5% 9/1/12	24,855	26,752
Oil & Gas - 0.9%
Amerada Hess Corp.:
6.65% 8/15/11	1,815	1,935
7.375% 10/1/09	17,000	18,775
Duke Energy Field Services LLC 7.875% 8/16/10	10,000	11,560
EnCana Corp. 4.75% 10/15/13	5,360	5,150
Kerr-McGee Corp. 6.875% 9/15/11	10,310	11,261
Phillips Petroleum Co.:
8.5% 5/25/05	2,095	2,236
8.75% 5/25/10	1,405	1,717
The Coastal Corp. 9.625% 5/15/12	7,375	6,896
		59,530
TOTAL ENERGY		86,282
FINANCIALS - 19.0%
Capital Markets - 3.0%
Amvescap PLC:
5.9% 1/15/07	5,375	5,735
yankee 6.6% 5/15/05	4,000	4,162
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Bank of New York Co., Inc. 3.4% 3/15/13 (d)	$ 9,150	$ 8,865
Goldman Sachs Group LP 7.2% 11/1/06 (a)	7,300	8,034
Goldman Sachs Group, Inc.:
4.125% 1/15/08	10,750	10,896
5.7% 9/1/12	18,260	18,826
6.6% 1/15/12	9,455	10,353
J.P. Morgan Chase & Co.:
4.875% 3/15/14	11,190	10,701
5.75% 1/2/13	12,250	12,684
Legg Mason, Inc. 6.75% 7/2/08	17,000	18,619
Lehman Brothers Holdings, Inc. 7% 2/1/08	12,790	14,246
Merrill Lynch & Co., Inc. 4.125% 1/15/09	20,242	20,195
Morgan Stanley:
3.625% 4/1/08	14,340	14,253
3.875% 1/15/09	4,410	4,346
4.75% 4/1/14	20,195	18,868
NationsBank Corp. 6.375% 2/15/08	5,000	5,449
Scotland International Finance #2 BV:
4.25% 5/23/13 (a)	5,250	4,900
yankee 7.7% 8/15/10 (a)	8,000	9,314
State Street Corp. 7.65% 6/15/10	3,000	3,528
		203,974
Commercial Banks - 3.4%
Banc One Corp. 7.6% 5/1/07	10,000	11,136
Bank of America Corp. 7.4% 1/15/11	7,580	8,716
Bank One NA, Chicago 3.7% 1/15/08	15,600	15,600
Chase Manhattan Corp.:
6.375% 4/1/08	5,350	5,828
7.25% 6/1/07	6,303	7,030
Corporacion Andina de Fomento 5.2% 5/21/13	5,145	5,012
Den Danske Bank Group AS yankee 7.25% 6/15/05 (a)	10,670	11,255
Export-Import Bank of Korea:
4.125% 2/10/09 (a)	3,485	3,431
5.25% 2/10/14 (a)	13,150	12,926
First National Boston Corp. 7.375% 9/15/06	4,950	5,477
First Union Corp. 6.4% 4/1/08	5,000	5,434
First Union National Bank, North Carolina 7.8% 8/18/10	10,000	11,828
Fleet Financial Group, Inc. 7.125% 4/15/06	1,595	1,731
Key Bank NA 7% 2/1/11	11,045	12,373
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Korea Development Bank:
3.875% 3/2/09	$ 12,075	$ 11,744
4.25% 11/13/07	3,080	3,111
5.75% 9/10/13	12,590	12,863
Mellon Bank NA, Pittsburgh 7.375% 5/15/07	7,000	7,879
National Australia Bank Ltd. yankee 6.6% 12/10/07	10,000	10,893
PNC Funding Corp.:
5.75% 8/1/06	6,925	7,350
7.5% 11/1/09	9,580	11,031
Popular North America, Inc. 6.125% 10/15/06	7,025	7,518
Swiss Bank Corp. 6.75% 7/15/05	4,000	4,223
U.S. Bank NA, Minnesota 5.7% 12/15/08	15,750	16,841
Union Planters National Bank, Memphis 5.125% 6/15/07	5,145	5,478
Wachovia Corp. 4.875% 2/15/14	8,935	8,634
Wells Fargo & Co. 4% 9/10/12 (d)	5,735	5,786
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	4,000	4,640
		235,768
Consumer Finance - 4.3%
American General Finance Corp.:
2.75% 6/15/08	325	310
4.5% 11/15/07	14,430	14,863
Capital One Bank 4.875% 5/15/08	13,330	13,627
Ford Motor Credit Co.:
7.375% 10/28/09	41,671	45,045
7.875% 6/15/10	16,500	18,127
General Electric Capital Corp.:
6% 6/15/12	44,700	47,663
6.125% 2/22/11	18,700	20,197
General Motors Acceptance Corp.:
6.875% 9/15/11	21,570	22,640
7.75% 1/19/10	12,770	14,045
Household Finance Corp.:
5.875% 2/1/09	5,265	5,636
6.375% 10/15/11	30,080	32,636
7% 5/15/12	6,375	7,142
Household International, Inc. 8.875% 2/15/08	12,875	14,210
MBNA America Bank NA 6.625% 6/15/12	7,275	7,948
MBNA Corp.:
6.125% 3/1/13	3,000	3,159
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Consumer Finance - continued
MBNA Corp.: - continued
6.25% 1/17/07	$ 6,345	$ 6,793
SLM Corp. 4% 1/15/09	12,000	11,923
Wells Fargo Financial, Inc. 5.875% 8/15/08	6,515	7,029
		292,993
Diversified Financial Services - 4.7%
Alliance Capital Management LP 5.625% 8/15/06	7,995	8,434
Allstate Life Global Funding II 4.25% 9/10/08 (a)	6,525	6,605
Ameritech Capital Funding Corp. euro 6.25% 5/18/09	5,520	5,945
Cadbury Schweppes U.S. Finance LLC 3.875% 10/1/08 (a)	8,510	8,420
Citigroup, Inc.:
3.5% 2/1/08	13,500	13,413
7.25% 10/1/10	25,410	29,022
Delta Air Lines, Inc. pass thru trust certificates 7.57% 11/18/10	1,575	1,531
Deutsche Telekom International Finance BV:
5.25% 7/22/13	8,180	8,120
8.5% 6/15/10	24,885	29,404
International Lease Finance Corp. 4.375% 11/1/09	11,915	11,948
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (a)	9,565	9,485
Monumental Global Funding II 3.85% 3/3/08 (a)	8,000	8,031
National Rural Utils. Coop. Finance Corp. 5.75% 8/28/09	5,225	5,568
NiSource Finance Corp. 7.875% 11/15/10	27,287	31,765
Pemex Project Funding Master Trust:
6.125% 8/15/08	17,000	17,680
7.375% 12/15/14	13,000	13,585
7.875% 2/1/09 (d)	7,850	8,655
Petronas Capital Ltd. 7% 5/22/12 (a)	29,400	32,396
Prime Property Funding II 6.25% 5/15/07	12,100	13,100
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	10,500	11,527
Sprint Capital Corp. 8.375% 3/15/12	12,500	14,671
Verizon Global Funding Corp. 7.25% 12/1/10	26,338	29,776
		319,081
Insurance - 1.0%
Aegon NV 4.75% 6/1/13	13,180	12,811
Hartford Financial Services Group, Inc. 4.625% 7/15/13	3,655	3,507
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
MetLife, Inc. 3.911% 5/15/05	$ 14,100	$ 14,347
Principal Life Global Funding I:
2.8% 6/26/08 (a)	7,500	7,221
6.25% 2/15/12 (a)	10,600	11,549
Prudential Financial, Inc. 3.75% 5/1/08	8,210	8,159
St. Paul Companies, Inc. 8.125% 4/15/10	8,475	9,959
Travelers Property Casualty Corp. 5% 3/15/13	4,170	4,083
		71,636
Real Estate - 1.7%
Arden Realty LP 8.875% 3/1/05	12,465	13,123
Boston Properties, Inc. 6.25% 1/15/13	17,305	18,275
BRE Properties, Inc. 5.75% 9/1/09	5,000	5,283
Camden Property Trust 5.875% 11/30/12	8,440	8,706
CarrAmerica Realty Corp. 3.625% 4/1/09	9,050	8,683
CenterPoint Properties Trust 5.75% 8/15/09	6,540	6,918
Developers Diversified Realty Corp. 4.625% 8/1/10	11,640	11,434
EOP Operating LP:
4.75% 3/15/14	10,730	10,007
7% 7/15/11	1,750	1,942
Heritage Property Investment Trust, Inc. 5.125% 4/15/14 (a)	12,250	11,616
ProLogis 5.5% 3/1/13	7,075	7,178
Spieker Properties LP 7.25% 5/1/09	11,700	13,045
		116,210
Thrifts & Mortgage Finance - 0.9%
Abbey National PLC 6.69% 10/17/05	3,280	3,488
Countrywide Home Loans, Inc. 4% 3/22/11	16,800	15,856
H.F. Ahmanson & Co. 7.875% 9/1/04	1,250	1,273
Independence Community Bank Corp. 3.75% 4/1/14 (d)	4,560	4,369
Washington Mutual, Inc.:
4.375% 1/15/08	15,820	16,077
4.625% 4/1/14	25,000	23,128
		64,191
TOTAL FINANCIALS		1,303,853
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.5%
Bombardier, Inc.:
6.3% 5/1/14 (a)	$ 6,585	$ 6,494
6.75% 5/1/12 (a)	5,000	5,213
Raytheon Co. 8.3% 3/1/10	16,225	19,149
		30,856
Industrial Conglomerates - 0.6%
Tyco International Group SA yankee:
6.125% 1/15/09	2,640	2,786
6.375% 10/15/11	13,000	13,689
6.75% 2/15/11	23,200	25,020
		41,495
Road & Rail - 0.1%
Norfolk Southern Corp. 6% 4/30/08	9,250	9,831
TOTAL INDUSTRIALS		82,182
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.4%
Motorola, Inc.:
6.5% 11/15/28	20,570	20,000
7.625% 11/15/10	7,225	8,171
		28,171
IT Services - 0.1%
SunGard Data Systems, Inc. 3.75% 1/15/09 (a)	5,150	5,026
TOTAL INFORMATION TECHNOLOGY		33,197
MATERIALS - 0.6%
Containers & Packaging - 0.3%
Sealed Air Corp.:
5.625% 7/15/13 (a)	12,555	12,666
6.95% 5/15/09 (a)	5,315	5,851
		18,517
Metals & Mining - 0.1%
Corporacion Nacional del Cobre (Codelco):
5.5% 10/15/13 (a)	1,370	1,365
6.375% 11/30/12 (a)	7,265	7,761
		9,126
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - 0.2%
International Paper Co.:
4.25% 1/15/09	$ 2,590	$ 2,570
5.5% 1/15/14	6,510	6,451
Weyerhaeuser Co. 6.75% 3/15/12	6,000	6,578
		15,599
TOTAL MATERIALS		43,242
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.9%
AT&T Broadband Corp. 8.375% 3/15/13	13,123	15,657
BellSouth Corp. 6% 10/15/11	7,860	8,383
British Telecommunications PLC 8.375% 12/15/10	11,580	13,784
France Telecom SA 8.75% 3/1/11	14,795	17,491
Koninklijke KPN NV yankee 8% 10/1/10	16,667	19,495
SBC Communications, Inc. 5.875% 2/1/12	22,365	23,400
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	7,135	7,601
Telefonica Europe BV 7.75% 9/15/10	19,150	22,211
		128,022
Wireless Telecommunication Services - 0.5%
America Movil SA de CV:
4.125% 3/1/09 (a)	6,695	6,418
5.5% 3/1/14 (a)	6,040	5,652
AT&T Wireless Services, Inc. 7.875% 3/1/11	19,630	22,610
		34,680
TOTAL TELECOMMUNICATION SERVICES		162,702
UTILITIES - 4.6%
Electric Utilities - 3.4%
Cleveland Electric Illuminating Co. 5.65% 12/15/13 (a)	5,615	5,541
Dominion Resources, Inc. 6.25% 6/30/12	16,865	17,992
DTE Energy Co. 7.05% 6/1/11	21,215	23,379
Duke Capital Corp.:
4.37% 3/1/09	6,745	6,612
6.25% 2/15/13	10,545	10,842
Exelon Corp. 6.75% 5/1/11	15,220	16,802
Exelon Generation Co. LLC 5.35% 1/15/14 (a)	9,500	9,309
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.:
5.5% 11/15/06	$ 5,640	$ 5,885
6.45% 11/15/11	4,330	4,559
FPL Group Capital, Inc.:
3.25% 4/11/06	4,425	4,473
7.375% 6/1/09	1,750	1,992
7.625% 9/15/06	5,280	5,825
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	5,200	5,315
5.875% 10/1/12	7,670	7,928
Monongahela Power Co. 5% 10/1/06	6,860	6,954
Niagara Mohawk Power Corp.:
7.75% 5/15/06	4,000	4,378
8.875% 5/15/07	2,485	2,854
Oncor Electric Delivery Co. 6.375% 5/1/12	6,987	7,570
Pacific Gas & Electric Co.:
3.6% 3/1/09	2,005	1,945
4.2% 3/1/11	2,375	2,279
4.8% 3/1/14	3,155	3,019
PPL Electric Utilities Corp. 6.25% 8/15/09	7,070	7,709
Progress Energy, Inc. 7.1% 3/1/11	24,500	27,305
Public Service Co. of Colorado:
4.375% 10/1/08	6,400	6,479
5.5% 4/1/14	13,045	13,314
7.875% 10/1/12	7,345	8,772
Southern California Edison Co.:
4.65% 4/1/15	4,345	4,078
5% 1/15/14	5,490	5,386
Southwestern Public Service Co. 5.125% 11/1/06	3,000	3,139
		231,635
Gas Utilities - 0.6%
Consolidated Natural Gas Co. 6.85% 4/15/11	10,165	11,300
Kinder Morgan Energy Partners LP 5.35% 8/15/07	7,500	7,904
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (a)	9,700	11,257
Texas Eastern Transmission Corp. 7.3% 12/1/10	6,295	7,110
		37,571
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.6%
Constellation Energy Group, Inc.:
6.35% 4/1/07	$ 8,690	$ 9,338
7% 4/1/12	10,700	11,846
Duke Energy Corp. 3.75% 3/5/08	6,260	6,228
Williams Companies, Inc.:
7.125% 9/1/11	10,075	10,528
7.5% 1/15/31	4,915	4,596
		42,536
TOTAL UTILITIES		311,742
TOTAL NONCONVERTIBLE BONDS (Cost $2,238,345)		2,290,703
U.S. Government and Government Agency Obligations - 23.5%

U.S. Government Agency Obligations - 8.1%
Fannie Mae:
3.125% 3/16/09	110,800	105,944
3.25% 2/15/09	27,676	26,806
5.25% 8/1/12	6,100	6,151
5.5% 3/15/11	665	703
6.25% 2/1/11	171,710	186,159
6.625% 11/15/10	50,000	56,176
Federal Home Loan Bank:
2.5% 3/15/06	22,000	22,053
6.5% 8/15/07	20,000	21,977
Financing Corp. - coupon STRIPS 0% 10/5/05	1,000	969
Freddie Mac:
2.375% 2/15/07	24,430	24,020
2.875% 9/15/05	26,590	26,902
2.875% 12/15/06	3,500	3,501
3.625% 9/15/08	15,650	15,543
5% 1/30/14	23,200	22,648
5.85% 2/21/06	2,425	2,574
5.875% 3/21/11	3,420	3,633
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank):
Series 1993-C, 5.2% 10/15/04	557	564
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank): - continued
Series 1993-D, 5.23% 5/15/05	$ 620	$ 629
Series 1995-A, 6.28% 6/15/04	2,001	2,014
Series 1996-A, 6.55% 6/15/04	1,026	1,033
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export- Import Bank) Series 1994-B, 7.5% 1/26/06	761	803
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1996-A1, 6.726% 9/15/10	9,609	10,516
Series 1998-196A, 5.926% 6/15/05	2,464	2,534
State of Israel (guaranteed by U.S. Government through Agency for International Development) 5.89% 8/15/05	2,917	3,035
U.S. Department of Housing and Urban Development Government guaranteed participation certificates Series 1996-A, 7.66% 8/1/15	3,715	3,952
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		550,839
U.S. Treasury Obligations - 15.4%
U.S. Treasury Bonds 12% 8/15/13	115,350	154,637
U.S. Treasury Notes:
3.25% 8/15/07 (c)	492,500	496,582
3.25% 1/15/09 (c)	240,500	237,174
6.5% 2/15/10	148,595	168,980
TOTAL U.S. TREASURY OBLIGATIONS		1,057,373
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,621,861)		1,608,212
U.S. Government Agency - Mortgage Securities - 9.2%

Fannie Mae - 8.0%
4.5% 5/1/19 (b)	18,500	18,211
5% 12/1/17 to 8/1/18	105,014	105,756
5.5% 9/1/14 to 12/1/33	12,260	12,539
5.5% 5/1/19 (b)	184,807	189,658
6.5% 10/1/10 to 2/1/33	207,964	217,712
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
7% 7/1/25 to 2/1/32	$ 671	$ 710
7.5% 8/1/13 to 8/1/29	3,292	3,536
12.5% 8/1/14 to 8/1/15	100	114
TOTAL FANNIE MAE		548,236
Freddie Mac - 0.2%
7% 9/1/06 to 7/1/13	3,127	3,328
7.5% 4/1/07 to 1/1/33	4,844	5,180
8.5% 6/1/13	7	8
TOTAL FREDDIE MAC		8,516
Government National Mortgage Association - 1.0%
7% 3/15/26 to 1/15/33	55,221	58,729
7% 5/1/34 (b)	1,000	1,063
7.5% 3/15/28	43	46
8% 7/15/17 to 8/15/30	9,332	10,239
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		70,077
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $625,411)		626,829
Asset-Backed Securities - 9.9%

Accredited Mortgage Loan Trust Series 2003-2 Class A1, 4.23% 10/25/33	12,517	12,556
ACE Securities Corp.:
Series 2003-HE1 Class A2, 1.51% 11/25/33 (d)	9,437	9,473
Series 2004-HE1:
Class M1, 1.6% 2/25/34 (d)	2,700	2,700
Class M2, 2.2% 2/25/34 (d)	3,053	3,054
AESOP Funding II LLC Series 2002-1A Class A1, 3.85% 10/20/06 (a)	8,800	8,986
American Express Credit Account Master Trust Series 2004-1 Class B, 1.35% 9/15/11 (d)	7,275	7,292
AmeriCredit Automobile Receivables Trust:
Series 2001-B Class A4, 5.37% 6/12/08	8,272	8,491
Series 2001-C Class A4, 5.01% 7/14/08	15,000	15,490
Series 2002-EM Class A4A, 3.67% 6/8/09	6,800	6,910
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
AmeriCredit Automobile Receivables Trust: - continued
Series 2003-BX:
Class A4A, 2.72% 1/6/10	$ 6,970	$ 6,945
Class A4B, 1.48% 1/6/10 (d)	5,175	5,217
Series 2003-DM Class A4, 2.84% 8/6/10	9,265	9,162
Ameriquest Mortgage Securities, Inc.:
Series 2003-3 Class M1, 1.9% 3/25/33 (d)	8,015	8,065
Series 2004-R2:
Class M1, 1.53% 4/25/34 (d)	1,525	1,527
Class M2, 1.58% 4/25/34 (d)	1,175	1,176
Amortizing Residential Collateral Trust Series 2002-BC3 Class A, 1.43% 6/25/32 (d)	3,810	3,819
Argent Securities, Inc. Series 2004-W7:
Class M1, 1.65% 5/25/34 (b)(d)	4,965	4,965
Class M2, 1.7% 5/25/34 (b)(d)	4,035	4,035
Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7 Class A3, 1.46% 12/15/33 (d)	14,629	14,675
Bayview Financial Asset Trust Series 2000-F Class A, 1.6% 9/28/43 (d)	15,537	15,605
Bayview Financial Mortgage Loan Trust Series 2004-A Class A, 1.55% 2/28/44 (d)	12,298	12,327
Capital One Auto Finance Trust Series 2002-C Class A4, 3.44% 6/15/09	8,000	8,116
Capital One Master Trust Series 2002-3A Class B, 4.55% 2/15/08	20,000	20,357
Capital One Multi-Asset Execution Trust:
Series 2002-B1 Class B1, 1.78% 7/15/08 (d)	15,625	15,718
Series 2003-2B Class B2, 3.5% 2/17/09	9,305	9,414
Series 2003-B4 Class B4, 1.9% 7/15/11 (d)	8,520	8,692
CDC Mortgage Capital Trust Series 2004-HE2 Class M2, 0% 7/26/34 (h)	2,851	2,851
Chase Credit Card Master Trust Series 2003-6 Class B, 1.45% 2/15/11 (d)	12,685	12,782
Citibank Credit Card Issuance Trust:
Series 2002-B1 Class B1, 1.44% 6/25/09 (d)	11,120	11,163
Series 2002-C1 Class C1, 2.12% 2/9/09 (d)	15,900	16,157
Series 2003-C1 Class C1, 2.24% 4/7/10 (d)	18,335	18,800
Citibank Credit Card Master Trust I Series 1997-6 Class A, 8/15/06 (g)	29,020	28,971
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 1.6% 5/25/34 (d)	6,450	6,444
Series 2004-3 Class M1, 1.6% 6/25/34 (d)	1,800	1,798
Discover Card Master Trust I Series 2003-4 Class B1, 1.43% 5/16/11 (d)	10,685	10,734
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 1.78% 11/25/33 (d)	$ 1,800	$ 1,818
Class M2, 2.85% 11/25/33 (d)	1,000	1,005
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 1.65% 3/25/34 (d)	500	499
Class M4, 2% 3/25/34 (d)	375	374
Class M6, 2.35% 3/25/34 (d)	475	474
First USA Secured Note Trust Series 2001-3 Class C, 2.15% 11/19/08 (a)(d)	15,575	15,764
Fremont Home Loan Trust Series 2004-A:
Class M1, 1.65% 1/25/34 (d)	5,569	5,557
Class M2, 2.25% 1/25/34 (d)	6,475	6,462
GS Mortgage Securities Corp. Series 2002-HE Class M1, 2.35% 11/20/32 (d)	4,445	4,568
GSAMP Trust Series 2004-FM2:
Class M1, 1.6% 1/25/34 (d)	4,250	4,250
Class M2, 2.2% 1/25/34 (d)	1,800	1,800
Class M3, 2.4% 1/25/34 (d)	1,800	1,800
Home Equity Asset Trust:
Series 2002-4 Class M2, 3.15% 3/25/33 (d)	2,300	2,338
Series 2003-2:
Class A2, 1.48% 8/25/33 (d)	2,023	2,031
Class M1, 1.98% 8/25/33 (d)	3,840	3,899
Series 2003-5N Class A, 7.5% 1/27/34 (a)	863	867
Home Equity Asset Trust NIMS Trust:
Series 2002-4N Class A, 8% 5/27/33 (a)	1,534	1,534
Series 2003-2N Class A, 8% 9/27/33 (a)	2,379	2,391
Series 2003-3N Class A, 8% 9/27/33 (a)	4,483	4,505
Household Automotive Trust Series 2002-2 Class A3, 2.85% 3/19/07	16,645	16,757
Household Home Equity Loan Trust:
Series 2003-1 Class M, 1.73% 10/20/32 (d)	2,861	2,874
Series 2003-2 Class M, 1.68% 9/20/33 (d)	4,664	4,681
Household Private Label Credit Card Master Note Trust I:
Series 2001-2 Class A, 4.95% 6/16/08	18,000	18,181
Series 2002-3 Class B, 2.35% 9/15/09 (d)	6,865	6,956
Long Beach Mortgage Loan Trust Series 2004-2:
Class M1, 0% 6/25/34 (b)(d)	5,225	5,225
Class M2, 0% 6/25/34 (b)(d)	3,400	3,400
MBNA Credit Card Master Note Trust:
Series 2002-B1 Class B1, 5.15% 7/15/09	15,000	15,683
Series 2003-B3 Class B3, 1.475% 1/18/11 (d)	8,830	8,862
Series 2003-B5 Class B5, 1.47% 2/15/11 (d)	12,095	12,189
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 1.6% 7/25/34 (d)	$ 2,625	$ 2,619
Class M2, 1.65% 7/25/34 (d)	450	449
Class M3, 2.05% 7/25/34 (d)	955	953
Class M4, 2.2% 7/25/34 (d)	650	648
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-HE1:
Class A1, 1.55% 7/25/34 (d)	10,541	10,556
Class M1, 1.8% 7/25/34 (d)	3,105	3,110
Series 2003-OPT1 Class M1, 1.75% 7/25/34 (d)	6,775	6,816
Morgan Stanley ABS Capital I, Inc.:
Series 2002-NC6 Class M2, 3.2% 11/25/32 (d)	3,485	3,607
Series 2002-NC6N Class NOTE, 9.5% 9/25/32 (a)	64	65
Series 2003-HE1 Class M2, 3% 5/25/33 (d)	1,925	1,954
Series 2003-NC5 Class M2, 3.1% 4/25/33 (d)	3,450	3,530
Series 2003-NC7:
Class M1, 1.8% 6/25/33 (d)	2,655	2,665
Class M2, 2.95% 6/25/33 (d)	1,490	1,509
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 2.1% 1/25/32 (d)	6,765	6,886
Series 2002-NC3 Class A3, 1.44% 8/25/32 (d)	3,932	3,942
Series 2002-NC5 Class M3, 2.9% 10/25/32 (d)	1,355	1,389
Series 2003-NC2 Class M2, 3.1% 2/25/33 (d)	3,625	3,723
Morgan Stanley Dean Witter Capital I, Inc. Series 2003-NC2N Class NOTE, 9.5% 12/25/32 (a)	3,582	3,598
New Century Home Equity Loan Trust Series 2003-2 Class A2, 1.53% 1/25/33 (d)	8,512	8,531
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57% 6/15/09	12,395	12,393
Onyx Acceptance Owner Trust:
Series 2002-A Class A3, 3.75% 4/15/06	1,805	1,814
Series 2003-D Class A3, 2.4% 12/15/07	9,930	9,949
Prime Credit Card Master Trust Series 2000-1 Class A, 6.7% 10/15/09	21,250	22,624
Railcar Trust Series 1992-1 Class A, 7.75% 6/1/04	576	579
Residential Asset Mortgage Products, Inc. Series 2003-RP2 Class A1, 1.54% 9/25/33 (a)(d)	10,659	10,690
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-UP1 Class A, 3.45% 4/25/32 (a)	8,093	7,991
Sears Credit Account Master Trust II Series 1996-3 Class A, 7% 7/15/08	3,344	3,367
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 1.46% 2/25/34 (d)	2,686	2,686
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 1.55% 3/15/11 (a)(d)	$ 8,835	$ 8,849
Terwin Mortgage Trust:
Series 2003-4HE Class A1, 1.53% 9/25/34 (d)	10,784	10,839
Series 2003-6HE Class A1, 1.57% 11/25/33 (d)	6,701	6,701
Series 2004-1HE Class A1, 1.61% 2/25/35 (a)(d)	8,106	8,106
Triad Auto Receivables Owner Trust Series 2002-A Class A4, 3.24% 8/12/09	11,375	11,511
TOTAL ASSET-BACKED SECURITIES (Cost $669,890)		675,860
Collateralized Mortgage Obligations - 2.2%

Private Sponsor - 0.7%
CS First Boston Mortgage Securities Corp.:
floater Series 2004-AR3 Class 6A2, 1.47% 3/25/34 (d)	6,529	6,516
Series 2003-TFLA Class F, 1.9376% 4/15/13 (a)(d)	5,095	5,032
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-E Class XA1, 1% 10/25/28 (d)(f)	100,047	1,568
Series 2003-G Class XA1, 1% 1/25/29 (f)	88,832	1,499
Series 2003-H Class XA1, 1% 1/25/29 (a)(f)	77,348	1,317
Residential Asset Mortgage Products, Inc. sequential pay Series 2003-SL1 Class A31, 7.125% 4/25/31	14,225	14,829
Residential Finance LP/Residential Finance Development Corp. floater Series 2003-CB1:
Class B3, 2.55% 6/10/35 (a)(d)	4,156	4,222
Class B4, 2.75% 6/10/35 (a)(d)	3,719	3,777
Class B5, 3.35% 6/10/35 (a)(d)	2,540	2,588
Class B6, 3.85% 6/10/35 (a)(d)	1,505	1,533
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (a)(f)	354,142	3,943
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	3,072	3,206
TOTAL PRIVATE SPONSOR		50,030
U.S. Government Agency - 1.5%
Fannie Mae planned amortization class:
Series 1993-206 Class KA, 6.5% 12/25/22	4,358	4,409
Series 1994-63 Class PH, 7% 6/25/23	2,924	2,965
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - continued
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2002-64 Class PC, 5.5% 12/25/26	$ 5,303	$ 5,517
Series 2002-73 Class QC, 5.5% 1/25/26	13,146	13,492
sequential pay:
Series 2002-28 Class VB, 6.5% 3/25/20	969	968
Series 2002-36 Class VG, 6.5% 3/25/13	21,693	21,912
Series 2003-84 Class GZ, 4.5% 9/25/18	1,995	1,994
Series 2004-38 Class ZC, 6.5% 11/25/33	4,775	4,775
Freddie Mac sequential pay Series 2355 Class AE, 6% 9/15/31	3,659	3,815
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2435 Class EL, 6% 9/15/27	16,178	16,261
Series 2489 Class PD, 6% 2/15/31	15,815	16,553
Series 2640 Class GZ, 4.5% 7/15/18	1,631	1,632
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8705% 10/16/23 (d)	1,895	2,008
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2002-47 Class VA, 6.5% 4/20/13	6,870	7,182
TOTAL U.S. GOVERNMENT AGENCY		103,483
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $153,366)		153,513
Commercial Mortgage Securities - 7.3%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	4,865	5,151
Series 1997-D5 Class PS1, 1.3146% 2/14/43 (d)(f)	102,441	6,334
Banc of America Commercial Mortgage, Inc.:
Series 2003-2 Class XP, 0.5864% 3/11/41 (a)(d)(f)	197,060	3,102
Series 2004-2 Class XP, 1.161% 11/10/38 (d)(f)	53,373	2,798
Banc of America Large Loan, Inc. floater Series 2003-BBA2:
Class A3, 1.42% 11/15/15 (a)(d)	6,740	6,745
Class C, 1.57% 11/15/15 (a)(d)	1,385	1,390
Class D, 1.65% 11/15/15 (a)(d)	2,155	2,163
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Banc of America Large Loan, Inc. floater Series 2003-BBA2: - continued
Class F, 2% 11/15/15 (a)(d)	$ 1,535	$ 1,553
Class H, 2.5% 11/15/15 (a)(d)	1,385	1,402
Class J, 3.05% 11/15/15 (a)(d)	1,430	1,453
Class K, 3.7% 11/15/15 (a)(d)	1,290	1,297
Bayview Commercial Asset Trust:
floater Series 2004-1:
Class A, 1.46% 4/25/34 (a)(d)	9,452	9,452
Class B, 3% 4/25/34 (a)(d)	1,094	1,094
Class M1, 1.66% 4/25/34 (a)(d)	895	895
Class M2, 2.3% 4/25/34 (a)(d)	796	796
Series 2004-1 Class IO, 1.25% 4/25/34 (a)(f)	99,800	6,690
Bear Stearns Commercial Mortgage Securities, Inc.:
Series 2003-PWR2 Class X2, 0.8582% 5/11/39 (a)(d)(f)	138,030	4,099
Series 2003-T12 Class X2, 0.9247% 8/13/39 (a)(d)(f)	92,965	3,018
Chase Commercial Mortgage Securities Corp.:
sequential pay Series 1999-2 Class A1, 7.032% 1/15/32	5,972	6,485
Series 1999-2:
Class E, 7.734% 1/15/32	4,010	4,530
Class F, 7.734% 1/15/32	2,170	2,404
COMM:
floater:
Series 2000-FL3A Class C, 1.86% 11/15/12 (a)(d)	7,992	7,961
Series 2002-FL7 Class D, 1.67% 11/15/14 (a)(d)	3,050	3,047
Series 2003-FL9 Class B, 1.6% 11/15/15 (a)(d)	12,420	12,459
sequential pay Series 1999-1 Class A2, 6.455% 5/15/32	11,760	12,845
Series 2004-LBN2 Class X2, 1.2765% 3/10/39 (a)(d)(f)	20,980	1,030
Commercial Mortgage Asset Trust sequential pay Series 1999-C2 Class A2, 7.546% 11/17/32 (d)	11,450	13,103
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/27/09 (a)	5,841	6,110
CS First Boston Mortgage Securities Corp.:
floater:
Series 2002-TFLA Class C, 1.66% 11/18/12 (a)(d)	4,615	4,608
Series 2003-TF2A:
Class A2, 1.42% 11/15/14 (a)(d)	12,150	12,144
Class C, 1.65% 11/15/14 (a)(d)	1,410	1,409
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CS First Boston Mortgage Securities Corp.: - continued
Class E, 2.05% 11/15/14 (a)(d)	$ 1,130	$ 1,135
Class H, 3% 11/15/14 (a)(d)	1,395	1,395
Class K, 4.2% 11/15/14 (a)(d)	2,090	2,090
sequential pay:
Series 1998-C1 Class A1B, 6.48% 5/17/40	14,495	15,773
Series 1999-C1 Class A2, 7.29% 9/15/41	11,400	12,888
Series 2000-C1 Class A1, 7.325% 4/15/62	7,597	8,221
Series 2001-CK3 Class A2, 6.04% 6/15/34	11,900	12,564
Series 2001-CKN5 Class AX, 1.0073% 9/15/34 (a)(d)(f)	116,820	7,883
Series 2003-C4 Class ASP, 0.6008% 8/15/36 (a)(d)(f)	112,990	2,509
Series 2003-C5 Class ASP, 0.8427% 12/15/36 (a)(d)(f)	120,460	4,396
Series 2003-TFLA Class G, 1.9376% 4/15/13 (a)(d)	2,630	2,571
Series 2004-C1 Class ASP, 1.2154% 1/15/37 (a)(d)(f)	102,870	4,751
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	13,055	13,516
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 6/10/33	8,257	8,756
Equitable Life Assurance Society of the United States sequential pay Series 174 Class A1, 7.24% 5/15/06 (a)	6,000	6,479
FMAC Loan Receivables Trust sequential pay Series 1998-CA Class A1, 5.99% 11/15/04 (a)	274	245
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.5342% 5/15/33 (a)(d)(f)	95,064	3,941
GE Commercial Mortgage Corp. Series 2004-C1 Class X2, 1.1954% 11/10/38 (d)(f)	79,330	4,268
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2003-87 Class C, 5.3159% 8/16/32 (d)	13,150	13,445
Ginnie Mae guaranteed REMIC pass thru securities sequential pay Series 2003-47 Class C, 4.227% 10/16/27	15,894	15,468
GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Class X2, 0.985% 12/10/38 (d)(f)	126,556	4,560
Greenwich Capital Commercial Funding Corp.:
Series 2003-C1 Class XP, 2.2433% 7/5/35 (a)(d)(f)	84,280	7,464
Series 2003-C2 Class XP, 1.1451% 1/5/36 (a)(d)(f)	148,740	7,347
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (a)	$ 6,290	$ 6,815
Series 2003-C1 Class A2A, 3.59% 1/10/40	10,690	10,600
Series 2001-LIBA Class C, 6.733% 2/14/16 (a)	4,130	4,499
Series 2004-C1 Class X2, 1.0222% 10/10/28 (a)(d)(f)	80,595	3,312
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/3/15 (a)	5,306	5,734
J.P. Morgan Chase Commercial Mortgage Securities Corp.:
Series 2003-CB7 Class X2, 0.8684% 1/12/38 (a)(d)(f)	122,920	4,721
Series 2004-C1 Class X2, 1.2011% 1/15/38 (d)(f)	26,465	1,355
Series 2004-CB8 Class X2, 1.3856% 1/12/39 (a)(d)(f)	32,430	1,847
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C10 Class A1, 7.1075% 8/15/32	3,385	3,660
LB-UBS Commercial Mortgage Trust:
sequential pay Series 2003-C3 Class A2, 3.086% 5/15/27	9,205	8,921
Series 2004-C1 Class XCP, 1.0545% 1/15/36 (a)(d)(f)	82,035	4,098
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (a)(f)	69,200	3,931
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (a)	5,000	4,658
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2001-LLFA Class A, 1.34% 8/16/13 (a)(d)	1,829	1,829
LTC Commercial Mortgage pass thru certificates sequential pay Series 1998-1 Class A, 6.029% 5/28/30 (a)	4,781	4,805
Morgan Stanley Capital I, Inc.:
sequential pay:
Series 1997-HF1 Class A2, 7.27% 7/15/29 (a)	8,998	9,675
Series 1998-HF2 Class A2, 6.48% 11/15/30	6,110	6,682
Series 2003-IQ5 Class X2, 1.1298% 4/15/38 (a)(d)(f)	59,540	2,929
Series 2003-IQ6 Class X2, 0.6313% 12/15/41 (a)(d)(f)	101,370	3,503
Series 2004-TOP13, Class X2, 1.2196% 9/13/45 (a)(d)(f)	55,380	2,861
Morgan Stanley Dean Witter Capital I Trust floater Series 2002-XLF Class F, 3.25% 8/5/14 (a)(d)	7,656	7,820
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Prudential Securities Secured Financing Corp. sequential pay Series 1998-C1 Class A1B, 6.506% 7/15/08	$ 10,000	$ 10,892
Salomon Brothers Mortgage Securities VII, Inc. sequential pay Series 2000-C3 Class A2, 6.592% 12/18/33	11,242	12,373
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 11/15/07 (a)	5,000	5,407
Series 1 Class C1, 6.762% 11/15/04 (a)	20,000	20,476
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (a)	13,990	14,706
Class E3, 7.253% 3/15/13 (a)	5,845	6,222
Wachovia Bank Commercial Mortgage Trust:
sequential pay Series 2003-C8 Class A3, 4.445% 11/15/35	13,550	13,369
Series 2003-C8 Class XP, 0.7463% 11/15/35 (a)(d)(f)	80,300	2,219
Series 2003-C9 Class XP, 0.7143% 12/15/35 (a)(d)(f)	54,040	1,605
Series 2004-C10 Class XP, 1.025% 2/15/41 (a)(d)(f)	38,100	1,862
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $498,050)		502,618
Foreign Government and Government Agency Obligations - 1.5%

Chilean Republic:
5.5% 1/15/13	8,280	8,331
6.875% 4/28/09	8,705	9,640
7.125% 1/11/12	11,070	12,391
Manitoba Province yankee 5.5% 10/1/08	15,000	15,985
Quebec Province yankee 6.5% 1/17/06	21,250	22,610
Saskatchewan Province 7.125% 3/15/08	4,800	5,365
State of Israel 4.625% 6/15/13	2,440	2,260
United Mexican States:
4.625% 10/8/08	12,315	12,253
6.375% 1/16/13	7,820	7,918
8% 9/24/22	8,000	8,440
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $100,093)		105,193
Supranational Obligations - 0.2%
	Principal Amount (000s)	Value (Note 1) (000s)
Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $10,366)	$ 10,460	$ 11,493
Fixed-Income Funds - 11.8%
	Shares
Fidelity Ultra-Short Central Fund (e) (Cost $807,620)	8,130,819	810,236
Cash Equivalents - 3.5%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Government Obligations, in a joint trading account at 1.05%, dated 4/30/04 due 5/3/04) (Cost $237,423)	$ 237,444	237,423
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $6,962,425)		7,022,080
NET OTHER ASSETS - (2.6)%		(175,972)
NET ASSETS - 100%		$ 6,846,108
Swap Agreements
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Default Swap
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Devon Energy Corp., par value of the notional amount of Devon Energy Corp. 7.95% 4/15/32	June 2006	$ 4,700	$ 3
Receive quarterly notional amount multiplied by .38% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	March 2009	7,800	(30)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Default Swap - continued
Receive quarterly notional amount multiplied by .38% and pay Merrill Lynch, Inc. upon default event of EnCana Corp., par value of the notional amount of EnCana Corp. 4.75% 10/15/13	March 2009	$ 3,275	$ (13)
Receive quarterly notional amount multiplied by .41% and pay Merrill Lynch, Inc. upon default event of Talisman Energy, Inc., par value of the notional amount of Talisman Energy, Inc. 7.25% 10/15/27	March 2009	5,700	(2)
Receive quarterly notional amount multiplied by .565% and pay Morgan Stanley, Inc. upon default event of Walt Disney Co., par value of the notional amount of Walt Disney Co. 6.375% 3/1/12	March 2009	4,900	43
Receive quarterly notional amount multiplied by .62% and pay Goldman Sachs upon default of SLM Corp., par value of the notional amount of SLM Corp. 1.12% 7/25/35	August 2007	2,450	32
Receive quarterly notional amount multiplied by .62% and pay Lehman Brothers, Inc. upon default event of Comcast Cable Communications, Inc., par value of the notional amount of Comcast Cable Communications, Inc. 6.75% 1/30/11	June 2009	11,775	5
Receive quarterly notional amount multiplied by .75% and pay Bank of America upon default event of News America, Inc., par value of the notional amount of News America, Inc. 4.75% 3/15/10	April 2010	5,000	22
Receive quarterly notional amount multiplied by .8% and pay Morgan Stanley, Inc. upon default event of News America, Inc., par value of the notional amount of News America, Inc. 4.75% 3/15/10	April 2010	10,000	146
Receive quarterly notional amount multiplied by .87% and pay Merrill Lynch, Inc. upon default of Raytheon Co., par value of the notional amount of Raytheon Co. 5.375% 4/1/13	June 2008	5,000	61
Receive quarterly notional amount multiplied by 1.38% and pay Merrill Lynch, Inc. upon default event of Bombardier, Inc., par value of the notional amount of Bombardier, Inc. 6.75% 5/1/12	March 2009	6,900	(45)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Credit Default Swap - continued
Receive quarterly notional amount multiplied by 1.4% and pay Merrill Lynch, Inc. upon default event of Bombardier, Inc., par value of the notional amount of Bombardier, Inc. 6.75% 5/1/12	March 2009	$ 4,700	$ (26)
Receive quarterly notional amount multiplied by 1.45% and pay Deutsche Bank upon default event of News America, Inc., par value of the notional amount of News America, Inc. 6.625% 1/9/08	April 2010	5,000	222
Receive quarterly notional amount multiplied by 1.45% and pay Deutsche Bank upon default event of News America, Inc., par value of the notional amount of News America, Inc. 6.625% 1/9/08	April 2010	5,000	222
TOTAL CREDIT DEFAULT SWAP		82,200	640
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.865% and pay quarterly a floating rate based on 3-month LIBOR with Citibank	August 2007	186,560	(2,475)
Receive quarterly a fixed rate equal to 3.273% and pay quarterly a floating rate based on 3-month LIBOR with Goldman Sachs	April 2008	49,000	(697)
TOTAL INTEREST RATE SWAP		235,560	(3,172)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ and pay monthly a floating rate based on 1-month LIBOR minus 65 basis points with Lehman Brothers, Inc.	Oct. 2004	$ 30,000	$ (1,465)
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 50 basis points with Lehman Brothers, Inc.	August 2004	50,000	(1,641)
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 50 basis points with Lehman Brothers, Inc.	Sept. 2004	23,860	(731)
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 50 basis points with Lehman Brothers, Inc.	Sept. 2004	8,850	(290)
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	37,850	(163)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 80 basis points with Bank of America	Nov. 2004	15,000	(49)
TOTAL RETURN SWAP		165,560	(4,339)
		$ 483,320	$ (6,871)
Legend

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $613,930,000 or 9.0% of net assets.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) Security or a portion of the security has been segregated as collateral for open swap agreements. At the period end, the value of securities pledged amounted to $3,893,000.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(f) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(g) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis. Interest rate to be determined at settlement date.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $8,426,455,000 and $8,328,865,000, respectively, of which long-term U.S. government and government agency obligations aggregated $5,822,493,000 and $6,227,848,000, respectively.

Income Tax Information
The fund hereby designates approximately $77,801,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2004

Assets
Investment in securities, at value (including repurchase agreements of $237,423) (cost $6,962,425) - See accompanying schedule		$ 7,022,080
Cash		1,318
Receivable for investments sold		16,680
Receivable for fund shares sold		11,112
Interest receivable		60,688
Prepaid expenses		25
Other affiliated receivables		19
Total assets		7,111,922

Liabilities
Payable for investments purchased Regular delivery	$ 10,771
Delayed delivery	231,187
Payable for fund shares redeemed	12,822
Distributions payable	506
Unrealized loss on swap agreements	6,871
Accrued management fee	2,444
Other affiliated payables	1,141
Other payables and accrued expenses	72
Total liabilities		265,814

Net Assets		$ 6,846,108
Net Assets consist of:
Paid in capital		$ 6,721,285
Undistributed net investment income		17,422
Accumulated undistributed net realized gain (loss) on investments		54,617
Net unrealized appreciation (depreciation) on investments		52,784
Net Assets, for 649,324 shares outstanding		$ 6,846,108
Net Asset Value, offering price and redemption price per share ($6,846,108 ÷ 649,324 shares)		$ 10.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended April 30, 2004

Investment Income
Interest		$ 281,803
Security lending		518
Total income		282,321

Expenses
Management fee	$ 29,488
Transfer agent fees	11,465
Accounting and security lending fees	907
Non-interested trustees' compensation	37
Appreciation in deferred trustee compensation account	5
Custodian fees and expenses	220
Registration fees	135
Audit	94
Legal	17
Miscellaneous	40
Total expenses before reductions	42,408
Expense reductions	(96)	42,312
Net investment income (loss)		240,009
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	100,996
Swap agreements	11,990
Total net realized gain (loss)		112,986
Change in net unrealized appreciation (depreciation) on: Investment securities	(190,359)
Swap agreements	(9,678)
Delayed delivery commitments	8
Total change in net unrealized appreciation (depreciation)		(200,029)
Net gain (loss)		(87,043)
Net increase (decrease) in net assets resulting from operations		$ 152,966

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2004	Year ended April 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 240,009	$ 266,793
Net realized gain (loss)	112,986	142,018
Change in net unrealized appreciation (depreciation)	(200,029)	173,250
Net increase (decrease) in net assets resulting from operations	152,966	582,061
Distributions to shareholders from net investment income	(244,852)	(265,740)
Distributions to shareholders from net realized gain	(129,453)	-
Total distributions	(374,305)	(265,740)
Share transactions Net proceeds from sales of shares	2,382,403	3,192,471
Reinvestment of distributions	365,040	258,267
Cost of shares redeemed	(2,663,249)	(1,848,105)
Net increase (decrease) in net assets resulting from share transactions	84,194	1,602,633
Total increase (decrease) in net assets	(137,145)	1,918,954

Net Assets
Beginning of period	6,983,253	5,064,299
End of period (including undistributed net investment income of $17,422 and undistributed net investment income of $11,536, respectively)	$ 6,846,108	$ 6,983,253
Other Information Shares
Sold	221,833	301,548
Issued in reinvestment of distributions	33,925	24,341
Redeemed	(248,638)	(174,990)
Net increase (decrease)	7,120	150,899

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 10.31	$ 10.13	$ 9.67	$ 10.15
Income from Investment Operations
Net investment income (loss)B	.374	.473	.560D	.641	.623
Net realized and unrealized gain (loss)	(.123)	.562	.172D	.455	(.485)
Total from investment operations	.251	1.035	.732	1.096	.138
Distributions from net investment income	(.381)	(.475)	(.552)	(.636)	(.618)
Distributions from net realized gain	(.200)	-	-	-	-
Total distributions	(.581)	(.475)	(.552)	(.636)	(.618)
Net asset value, end of period	$ 10.54	$ 10.87	$ 10.31	$ 10.13	$ 9.67
Total ReturnA	2.33%	10.25%	7.36%	11.66%	1.44%
Ratios to Average Net AssetsC
Expenses before expense reductions	.61%	.64%	.63%	.64%	.67%
Expenses net of voluntary waivers, if any	.61%	.64%	.63%	.64%	.67%
Expenses net of all reductions	.61%	.64%	.63%	.63%	.66%
Net investment income (loss)	3.48%	4.47%	5.44%D	6.46%	6.32%
Supplemental Data
Net assets, end of period (in millions)	$ 6,846	$ 6,983	$ 5,064	$ 3,940	$ 3,199
Portfolio turnover rate	120%	117%	78%	83%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

Notes to Financial Statements - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, market discount, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 128,483
Unrealized depreciation	(76,515)
Net unrealized appreciation (depreciation)	51,968
Undistributed ordinary income	35,713
Undistributed long-term capital gain	48,116

Cost for federal income tax purposes	$ 6,970,112

The tax character of distributions paid was as follows:

	April 30, 2004	April 30, 2003
Ordinary Income	$ 296,505	$ 265,740
Long-term Capital Gains	77,800	-
Total	$ 374,305	$ 265,740

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses,

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Swap Agreements - continued

respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively .

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of

Annual Report

2. Operating Policies - continued

Financing Transaction - continued

mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,123 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $7 and $89, respectively.

8. Other Information.

At the end of the period, Freedom Fund 2010 was the owner of record of approximately 10% of the total outstanding shares of the fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 22% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Intermediate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Intermediate Bond Fund as of April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Intermediate Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,

Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Name, Age; Principal Occupation
Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Commonwealth Trust.

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Intermediate Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Intermediate Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford O'Neil (42)

Year of Election or Appointment: 1999

Vice President of Intermediate Bond. Mr. O'Neil is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Intermediate Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Intermediate Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Intermediate Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Intermediate Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Intermediate Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 1998

Assistant Treasurer of Intermediate Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Intermediate Bond Fund voted to pay on June 7, 2004, to shareholders of record at the opening of business on June 4, 2004, a distribution of $.085 per share derived from capital gains realized from sales of portfolio securities.

A total of 16.59% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

123 South Lake Avenue
Pasadena, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Advisers

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Floating Rate High Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

Mortgage Securities

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Total Bond

Ultra-Short Bond

U.S. Bond Index

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

IBF-UANN-0604
1.784721.101

Spartan®

500 Index

Fund

Annual Report

April 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended April 30, 2004	Past 1 year	Past 5 years	Past 10 years
Spartan® 500 Index Fund	22.65%	-2.39%	11.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® 500 Index Fund on April 30, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index (S&P 500®) did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jacques Perold, Portfolio Manager of Spartan® 500 Index Fund

Equity benchmarks posted double-digit returns for the year ending April 30, 2004, fueled by improved corporate earnings, a stronger economy, government fiscal stimulus and low interest rates. Stocks that fared best generally were those hurt most by the three-year market downturn ending in early 2003. Small-caps, particularly in cyclical industries such as technology, were the top performers. The Russell 2000® Index, a proxy of small-cap performance, rose 42.01%. Stocks across most categories and styles surged through early 2004. That's when the markets got caught in a good news/bad news tug-of-war. As the economy heated up - highlighted by better job-creation data, improved consumer confidence and better-than-expected corporate earnings - investors worried that inflation and interest rate levels could rise. As a result, stocks see-sawed in March and April - up one day, down the next. Still, it did little damage to the gains of popular equity benchmarks: The Dow Jones Industrial AverageSM and the Standard & Poor's 500SM Index returned 23.18% and 22.88%, respectively, while the NASDAQ Composite® Index shot up 31.73%.

The fund gained 22.65% during the 12 months ending April 30, 2004, in line with the 22.88% return of the S&P 500®. Meanwhile, the LipperSM S&P 500 Index Objective Funds Average rose 22.05%. Semiconductor stock Intel was a positive performer, benefiting as demand for computer chips and memory recovered. In the financial sector, both Citigroup and American International Group gained on strengthening earnings, while Citigroup also was helped by the recovering stock market. Several of the fund's weak performers were in the pharmaceutical industry, as many investors preferred stocks in faster-growing parts of the market. The largest detractor was Merck, where investors noted that the company's most important drugs would soon lose their patent protection and that there were few new products ready to pick up the slack. Wyeth struggled to adapt after research questioned the safety of its hormone replacement therapy drugs. In media, Viacom, a diversified entertainment company that depends heavily on local advertising revenue, was hurt by continued ad-market weakness.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	2.9	3.0
Microsoft Corp.	2.7	2.9
Exxon Mobil Corp.	2.7	2.5
Pfizer, Inc.	2.6	2.5
Citigroup, Inc.	2.4	2.5
Wal-Mart Stores, Inc.	2.4	2.6
American International Group, Inc.	1.8	1.6
Intel Corp.	1.6	2.2
Bank of America Corp.	1.6	1.1
Johnson & Johnson	1.5	1.5
	22.2
Market Sectors as of April 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	20.6
Information Technology	16.2	17.7
Health Care	13.6	12.9
Consumer Staples	11.5	11.2
Consumer Discretionary	11.0	11.2
Industrials	10.7	10.5
Energy	6.1	5.3
Telecommunication Services	3.5	3.3
Utilities	2.8	2.8
Materials	2.8	2.8
Asset Allocation (% of fund's net assets)

To match the Standard & Poor's 500 Index, Spartan 500 Index seeks 100% investment exposure to stocks at all times.

Investments April 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 0.2%
Cooper Tire & Rubber Co.	71,939	$ 1,539
Dana Corp.	144,937	2,922
Delphi Corp.	545,847	5,568
Goodyear Tire & Rubber Co. (a)	170,805	1,488
Johnson Controls, Inc.	183,689	10,077
Visteon Corp.	127,365	1,383
		22,977
Automobiles - 0.7%
Ford Motor Co.	1,784,163	27,405
General Motors Corp.	547,506	25,963
Harley-Davidson, Inc.	295,158	16,623
		69,991
Distributors - 0.1%
Genuine Parts Co.	169,482	6,067
Hotels, Restaurants & Leisure - 1.3%
Carnival Corp. unit	613,754	26,189
Darden Restaurants, Inc.	160,567	3,638
Harrah's Entertainment, Inc.	108,436	5,767
Hilton Hotels Corp.	369,608	6,464
International Game Technology	337,865	12,751
Marriott International, Inc. Class A	224,121	10,570
McDonald's Corp.	1,229,212	33,471
Starbucks Corp. (a)	385,924	14,997
Starwood Hotels & Resorts Worldwide, Inc. unit	198,887	7,914
Wendy's International, Inc.	110,997	4,329
Yum! Brands, Inc. (a)	286,567	11,116
		137,206
Household Durables - 0.5%
Black & Decker Corp.	76,429	4,421
Centex Corp.	120,551	5,780
Fortune Brands, Inc.	142,108	10,836
KB Home	45,487	3,135
Leggett & Platt, Inc.	186,989	4,226
Maytag Corp.	76,530	2,135
Newell Rubbermaid, Inc.	267,324	6,320
Pulte Homes, Inc.	122,193	6,008
Snap-On, Inc.	56,762	1,917
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
The Stanley Works	78,964	$ 3,357
Whirlpool Corp.	67,860	4,446
		52,581
Internet & Catalog Retail - 0.5%
eBay, Inc. (a)	629,328	50,233
Leisure Equipment & Products - 0.2%
Brunswick Corp.	91,230	3,750
Eastman Kodak Co.	279,184	7,200
Hasbro, Inc.	169,984	3,211
Mattel, Inc.	418,801	7,103
		21,264
Media - 3.7%
Clear Channel Communications, Inc.	599,707	24,882
Comcast Corp. Class A (a)	2,192,888	66,006
Dow Jones & Co., Inc.	79,465	3,663
Gannett Co., Inc.	264,072	22,890
Interpublic Group of Companies, Inc. (a)	404,142	6,341
Knight-Ridder, Inc.	77,835	6,028
McGraw-Hill Companies, Inc.	186,460	14,704
Meredith Corp.	48,874	2,490
Omnicom Group, Inc.	185,101	14,717
The New York Times Co. Class A	146,014	6,689
Time Warner, Inc. (a)	4,435,466	74,605
Tribune Co.	321,652	15,401
Univision Communications, Inc. Class A (a)	314,185	10,635
Viacom, Inc. Class B (non-vtg.)	1,704,135	65,865
Walt Disney Co.	1,994,794	45,940
		380,856
Multiline Retail - 1.1%
Big Lots, Inc. (a)	113,902	1,613
Dillard's, Inc. Class A	81,171	1,366
Dollar General Corp.	328,320	6,159
Family Dollar Stores, Inc.	167,695	5,390
Federated Department Stores, Inc.	176,128	8,630
JCPenney Co., Inc.	265,985	9,006
Kohl's Corp. (a)	331,243	13,843
Nordstrom, Inc.	133,891	4,771
Sears, Roebuck & Co.	217,178	8,698
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Target Corp.	887,959	$ 38,511
The May Department Stores Co.	281,141	8,659
		106,646
Specialty Retail - 2.4%
AutoNation, Inc. (a)	267,982	4,561
AutoZone, Inc. (a)	85,014	7,445
Bed Bath & Beyond, Inc. (a)	290,690	10,790
Best Buy Co., Inc.	316,299	17,159
Boise Cascade Corp.	84,973	2,866
Circuit City Stores, Inc.	205,124	2,396
Gap, Inc.	872,733	19,209
Home Depot, Inc.	2,216,545	78,000
Limited Brands, Inc.	454,039	9,371
Lowe's Companies, Inc.	766,076	39,882
Office Depot, Inc. (a)	302,545	5,298
RadioShack Corp.	159,880	4,918
Sherwin-Williams Co.	142,018	5,404
Staples, Inc.	486,463	12,531
Tiffany & Co., Inc.	142,854	5,571
TJX Companies, Inc.	490,298	12,047
Toys 'R' Us, Inc. (a)	207,975	3,213
		240,661
Textiles Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc.	123,078	4,505
Liz Claiborne, Inc.	106,312	3,732
NIKE, Inc. Class B	256,338	18,444
Reebok International Ltd.	57,372	2,087
VF Corp.	105,276	4,860
		33,628
TOTAL CONSUMER DISCRETIONARY		1,122,110
CONSUMER STAPLES - 11.5%
Beverages - 2.8%
Adolph Coors Co. Class B	35,463	2,330
Anheuser-Busch Companies, Inc.	793,750	40,672
Brown-Forman Corp. Class B (non-vtg.)	118,228	5,540
Coca-Cola Enterprises, Inc.	447,100	12,072
Pepsi Bottling Group, Inc.	252,986	7,405
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	1,666,144	$ 90,788
The Coca-Cola Co.	2,382,208	120,468
		279,275
Food & Staples Retailing - 3.6%
Albertsons, Inc.	357,458	8,350
Costco Wholesale Corp. (a)	446,267	16,713
CVS Corp.	386,176	14,918
Kroger Co. (a)	725,818	12,702
Safeway, Inc. (a)	430,894	9,889
SUPERVALU, Inc.	130,933	4,031
Sysco Corp.	628,084	24,024
Wal-Mart Stores, Inc.	4,216,181	240,322
Walgreen Co.	998,467	34,427
Winn-Dixie Stores, Inc.	138,111	1,052
		366,428
Food Products - 1.3%
Archer-Daniels-Midland Co.	631,284	11,085
Campbell Soup Co.	400,467	11,065
ConAgra Foods, Inc.	523,061	15,111
General Mills, Inc.	365,168	17,802
H.J. Heinz Co.	343,018	13,100
Hershey Foods Corp.	126,762	11,268
Kellogg Co.	401,747	17,235
McCormick & Co., Inc. (non-vtg.)	133,798	4,571
Sara Lee Corp.	770,778	17,790
Wm. Wrigley Jr. Co.	219,062	13,516
		132,543
Household Products - 2.0%
Clorox Co.	204,732	10,601
Colgate-Palmolive Co.	518,876	30,033
Kimberly-Clark Corp.	488,614	31,980
Procter & Gamble Co.	1,259,070	133,147
		205,761
Personal Products - 0.6%
Alberto-Culver Co.	87,710	4,136
Avon Products, Inc.	229,326	19,263
Gillette Co.	981,026	40,144
		63,543
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Altria Group, Inc.	1,993,900	$ 110,422
RJ Reynolds Tobacco Holdings, Inc.	82,447	5,340
UST, Inc.	161,573	6,012
		121,774
TOTAL CONSUMER STAPLES		1,169,324
ENERGY - 6.1%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	326,212	11,965
BJ Services Co. (a)	155,097	6,902
Halliburton Co.	426,767	12,718
Nabors Industries Ltd. (a)	142,808	6,335
Noble Corp. (a)	130,807	4,861
Rowan Companies, Inc. (a)	101,441	2,262
Schlumberger Ltd. (NY Shares)	573,483	33,566
Transocean, Inc. (a)	311,642	8,654
		87,263
Oil & Gas - 5.3%
Amerada Hess Corp.	87,558	6,228
Anadarko Petroleum Corp.	245,167	13,136
Apache Corp.	315,719	13,219
Ashland, Inc.	67,713	3,243
Burlington Resources, Inc.	192,728	12,965
ChevronTexaco Corp.	1,042,152	95,357
ConocoPhillips	666,539	47,524
Devon Energy Corp.	226,561	13,866
EOG Resources, Inc.	112,119	5,522
Exxon Mobil Corp.	6,388,425	271,827
Kerr-McGee Corp.	98,248	4,807
Marathon Oil Corp.	331,479	11,124
Occidental Petroleum Corp.	378,139	17,848
Sunoco, Inc.	75,252	4,733
Unocal Corp.	252,273	9,092
Valero Energy Corp.	123,830	7,895
		538,386
TOTAL ENERGY		625,649
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 20.2%
Capital Markets - 3.5%
Bank of New York Co., Inc.	753,883	$ 21,968
Bear Stearns Companies, Inc.	101,030	8,097
Charles Schwab Corp.	1,321,611	13,599
E*TRADE Group, Inc. (a)	356,765	4,053
Federated Investors, Inc. Class B (non-vtg.)	105,863	3,112
Franklin Resources, Inc.	242,979	13,323
Goldman Sachs Group, Inc.	470,848	45,555
J.P. Morgan Chase & Co.	1,927,565	72,476
Janus Capital Group, Inc.	234,465	3,564
Lehman Brothers Holdings, Inc.	270,108	19,826
Mellon Financial Corp.	419,138	12,423
Merrill Lynch & Co., Inc.	945,273	51,262
Morgan Stanley	1,068,664	54,919
Northern Trust Corp.	214,672	9,076
State Street Corp.	326,741	15,945
T. Rowe Price Group, Inc.	122,613	6,288
		355,486
Commercial Banks - 6.1%
AmSouth Bancorp.	342,016	7,531
Bank of America Corp.	1,990,058	160,180
Bank One Corp.	1,149,444	56,748
BB&T Corp.	532,511	18,366
Charter One Financial, Inc.	216,888	7,238
Comerica, Inc.	170,836	8,820
Fifth Third Bancorp	550,357	29,532
First Horizon National Corp.	122,271	5,375
Huntington Bancshares, Inc.	223,460	4,782
KeyCorp	408,335	12,128
M&T Bank Corp.	116,166	9,874
Marshall & Ilsley Corp.	220,599	8,111
National City Corp.	590,368	20,468
North Fork Bancorp, Inc., New York	147,761	5,485
PNC Financial Services Group, Inc.	270,114	14,343
Regions Financial Corp.	216,435	7,512
SouthTrust Corp.	321,812	10,002
SunTrust Banks, Inc.	274,902	18,707
Synovus Financial Corp.	293,980	7,017
U.S. Bancorp, Delaware	1,870,391	47,957
Union Planters Corp.	183,698	5,107
Wachovia Corp.	1,280,963	58,604
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Wells Fargo & Co.	1,648,397	$ 93,068
Zions Bancorp	87,543	4,948
		621,903
Consumer Finance - 1.2%
American Express Co.	1,253,114	61,340
Capital One Financial Corp.	224,967	14,742
MBNA Corp.	1,244,725	30,346
Providian Financial Corp.	282,744	3,430
SLM Corp.	439,201	16,826
		126,684
Diversified Financial Services - 2.6%
Citigroup, Inc.	5,018,010	241,316
Moody's Corp.	144,962	9,351
Principal Financial Group, Inc.	312,511	11,032
		261,699
Insurance - 4.7%
ACE Ltd.	271,880	11,919
AFLAC, Inc.	499,605	21,098
Allstate Corp.	685,431	31,461
AMBAC Financial Group, Inc.	104,100	7,183
American International Group, Inc.	2,541,671	182,111
Aon Corp.	305,521	7,962
Cincinnati Financial Corp.	164,106	6,727
Hartford Financial Services Group, Inc.	283,833	17,337
Jefferson-Pilot Corp.	137,418	6,815
Lincoln National Corp.	173,397	7,782
Loews Corp.	180,665	10,480
Marsh & McLennan Companies, Inc.	516,569	23,297
MBIA, Inc.	140,413	8,269
MetLife, Inc.	740,560	25,549
Progressive Corp.	211,351	18,497
Prudential Financial, Inc.	526,562	23,137
SAFECO Corp.	134,990	5,911
St. Paul Companies, Inc.	646,727	26,302
The Chubb Corp.	182,936	12,623
Torchmark Corp.	110,258	5,738
UnumProvident Corp.	288,428	4,485
XL Capital Ltd. Class A	133,730	10,210
		474,893
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - 0.4%
Apartment Investment & Management Co. Class A	91,144	$ 2,568
Equity Office Properties Trust	389,454	9,803
Equity Residential (SBI)	271,361	7,452
Plum Creek Timber Co., Inc.	178,445	5,275
ProLogis	176,402	5,190
Simon Property Group, Inc.	199,025	9,595
		39,883
Thrifts & Mortgage Finance - 1.7%
Countrywide Financial Corp.	269,058	15,955
Fannie Mae	946,611	65,051
Freddie Mac	670,717	39,170
Golden West Financial Corp., Delaware	148,009	15,557
MGIC Investment Corp.	95,909	7,061
Washington Mutual, Inc.	876,146	34,511
		177,305
TOTAL FINANCIALS		2,057,853
HEALTH CARE - 13.6%
Biotechnology - 1.1%
Amgen, Inc. (a)	1,256,685	70,714
Biogen Idec, Inc. (a)	319,147	18,830
Chiron Corp. (a)	182,688	8,477
Genzyme Corp. - General Division (a)	218,364	9,512
MedImmune, Inc. (a)	241,152	5,846
		113,379
Health Care Equipment & Supplies - 2.1%
Applera Corp. - Applied Biosystems Group	201,021	3,733
Bausch & Lomb, Inc.	51,081	3,209
Baxter International, Inc.	594,564	18,818
Becton, Dickinson & Co.	246,188	12,445
Biomet, Inc.	249,223	9,844
Boston Scientific Corp. (a)	798,032	32,871
C.R. Bard, Inc.	50,522	5,369
Guidant Corp.	303,468	19,122
Medtronic, Inc.	1,180,943	59,590
Millipore Corp. (a)	47,548	2,493
St. Jude Medical, Inc. (a)	168,079	12,818
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Stryker Corp.	194,342	$ 19,226
Zimmer Holdings, Inc. (a)	235,588	18,812
		218,350
Health Care Providers & Services - 2.1%
Aetna, Inc.	149,369	12,360
AmerisourceBergen Corp.	109,346	6,330
Anthem, Inc. (a)	134,715	11,933
Cardinal Health, Inc.	423,792	31,043
Caremark Rx, Inc. (a)	435,144	14,730
CIGNA Corp.	137,339	8,860
Express Scripts, Inc. (a)	75,554	5,843
HCA, Inc.	482,726	19,613
Health Management Associates, Inc. Class A	236,664	5,474
Humana, Inc. (a)	157,929	2,573
IMS Health, Inc.	233,285	5,890
Manor Care, Inc.	87,049	2,824
McKesson Corp.	283,544	9,317
Medco Health Solutions, Inc. (a)	263,336	9,322
Quest Diagnostics, Inc.	100,933	8,514
Tenet Healthcare Corp. (a)	452,797	5,325
UnitedHealth Group, Inc.	609,668	37,482
WellPoint Health Networks, Inc. (a)	151,098	16,876
		214,309
Pharmaceuticals - 8.3%
Abbott Laboratories	1,523,263	67,054
Allergan, Inc.	127,837	11,256
Bristol-Myers Squibb Co.	1,891,035	47,465
Eli Lilly & Co.	1,094,749	80,803
Forest Laboratories, Inc. (a)	358,311	23,104
Johnson & Johnson	2,891,308	156,217
King Pharmaceuticals, Inc. (a)	234,922	4,052
Merck & Co., Inc.	2,166,968	101,847
Mylan Laboratories, Inc.	262,288	6,009
Pfizer, Inc.	7,428,430	265,641
Schering-Plough Corp.	1,433,258	23,978
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Watson Pharmaceuticals, Inc. (a)	105,170	$ 3,745
Wyeth	1,297,461	49,394
		840,565
TOTAL HEALTH CARE		1,386,603
INDUSTRIALS - 10.7%
Aerospace & Defense - 1.8%
Boeing Co.	820,725	35,037
General Dynamics Corp.	193,089	18,077
Goodrich Corp.	114,573	3,299
Honeywell International, Inc.	836,649	28,931
Lockheed Martin Corp.	439,248	20,952
Northrop Grumman Corp.	181,817	18,045
Raytheon Co.	405,493	13,081
Rockwell Collins, Inc.	173,922	5,609
United Technologies Corp.	502,361	43,334
		186,365
Air Freight & Logistics - 1.0%
FedEx Corp.	290,690	20,904
Ryder System, Inc.	63,207	2,325
United Parcel Service, Inc. Class B	1,099,947	77,161
		100,390
Airlines - 0.1%
Delta Air Lines, Inc.	120,277	748
Southwest Airlines Co.	769,035	10,982
		11,730
Building Products - 0.2%
American Standard Companies, Inc. (a)	70,364	7,402
Masco Corp.	440,793	12,347
		19,749
Commercial Services & Supplies - 1.1%
Allied Waste Industries, Inc. (a)	311,959	3,928
Apollo Group, Inc. Class A (a)	171,590	15,594
Avery Dennison Corp.	107,614	6,912
Cendant Corp.	981,676	23,246
Cintas Corp.	166,641	7,492
Deluxe Corp.	49,240	2,034
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Equifax, Inc.	135,491	$ 3,321
H&R Block, Inc.	173,681	7,835
Monster Worldwide, Inc. (a)	110,086	2,819
Pitney Bowes, Inc.	227,572	9,956
R.R. Donnelley & Sons Co.	208,709	6,140
Robert Half International, Inc. (a)	166,805	4,549
Waste Management, Inc.	561,997	15,961
		109,787
Construction & Engineering - 0.0%
Fluor Corp.	79,927	3,050
Electrical Equipment - 0.4%
American Power Conversion Corp.	193,432	3,609
Cooper Industries Ltd. Class A	89,671	4,924
Emerson Electric Co.	410,887	24,744
Power-One, Inc. (a)	81,121	698
Rockwell Automation, Inc.	182,191	5,956
Thomas & Betts Corp.	56,958	1,369
		41,300
Industrial Conglomerates - 4.2%
3M Co.	763,417	66,020
General Electric Co.	9,935,078	297,557
Textron, Inc.	134,190	7,405
Tyco International Ltd.	1,948,338	53,482
		424,464
Machinery - 1.4%
Caterpillar, Inc.	338,287	26,295
Crane Co.	57,891	1,784
Cummins, Inc.	41,696	2,494
Danaher Corp.	149,931	13,872
Deere & Co.	237,221	16,141
Dover Corp.	197,932	7,923
Eaton Corp.	148,081	8,793
Illinois Tool Works, Inc.	300,176	25,878
Ingersoll-Rand Co. Ltd. Class A	170,854	11,029
ITT Industries, Inc.	89,891	7,127
Navistar International Corp. (a)	67,122	3,031
PACCAR, Inc.	170,510	9,627
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Pall Corp.	122,483	$ 2,913
Parker Hannifin Corp.	115,516	6,387
		143,294
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	362,406	11,851
CSX Corp.	208,500	6,413
Norfolk Southern Corp.	380,917	9,073
Union Pacific Corp.	252,165	14,860
		42,197
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	88,901	4,658
TOTAL INDUSTRIALS		1,086,984
INFORMATION TECHNOLOGY - 16.2%
Communications Equipment - 2.8%
ADC Telecommunications, Inc. (a)	785,800	1,965
Andrew Corp. (a)	154,719	2,622
Avaya, Inc. (a)	413,641	5,659
CIENA Corp. (a)	462,701	1,916
Cisco Systems, Inc. (a)	6,695,534	139,736
Comverse Technology, Inc. (a)	187,855	3,073
Corning, Inc. (a)	1,313,122	14,484
JDS Uniphase Corp. (a)	1,398,968	4,253
Lucent Technologies, Inc. (a)	4,150,077	13,986
Motorola, Inc.	2,280,293	41,615
QLogic Corp. (a)	92,328	2,492
QUALCOMM, Inc.	784,350	48,991
Scientific-Atlanta, Inc.	148,591	4,813
Tellabs, Inc. (a)	404,654	3,533
		289,138
Computers & Peripherals - 3.6%
Apple Computer, Inc. (a)	360,195	9,268
Dell, Inc. (a)	2,494,401	86,581
EMC Corp. (a)	2,356,082	26,294
Gateway, Inc. (a)	364,804	1,758
Hewlett-Packard Co.	2,972,036	58,549
International Business Machines Corp.	1,655,593	145,974
Lexmark International, Inc. Class A (a)	125,164	11,322
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NCR Corp. (a)	92,161	$ 4,119
Network Appliance, Inc. (a)	336,185	6,260
Sun Microsystems, Inc. (a)	3,202,139	12,488
		362,613
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	463,245	12,512
Jabil Circuit, Inc. (a)	194,843	5,142
Molex, Inc.	161,308	4,804
Molex, Inc. Class A (non-vtg.)	24,180	623
PerkinElmer, Inc.	123,581	2,379
Sanmina-SCI Corp. (a)	505,433	5,064
Solectron Corp. (a)	814,880	3,993
Symbol Technologies, Inc.	225,243	2,703
Tektronix, Inc.	82,564	2,444
Thermo Electron Corp. (a)	161,357	4,712
Waters Corp. (a)	118,292	5,104
		49,480
Internet Software & Services - 0.3%
Yahoo!, Inc. (a)	648,007	32,698
IT Services - 1.2%
Affiliated Computer Services, Inc. Class A (a)	132,517	6,427
Automatic Data Processing, Inc.	574,699	25,178
Computer Sciences Corp. (a)	182,739	7,476
Convergys Corp. (a)	139,579	2,027
Electronic Data Systems Corp.	467,978	8,559
First Data Corp.	864,646	39,246
Fiserv, Inc. (a)	189,587	6,931
Paychex, Inc.	367,791	13,711
Sabre Holdings Corp. Class A	136,483	3,220
SunGard Data Systems, Inc. (a)	279,884	7,297
Unisys Corp. (a)	323,225	4,212
		124,284
Office Electronics - 0.1%
Xerox Corp. (a)	777,136	10,437
Semiconductors & Semiconductor Equipment - 3.4%
Advanced Micro Devices, Inc. (a)	339,602	4,829
Altera Corp. (a)	368,984	7,383
Analog Devices, Inc.	364,137	15,512
Applied Materials, Inc. (a)	1,638,110	29,863
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Micro Circuits Corp. (a)	302,728	$ 1,335
Broadcom Corp. Class A (a)	295,023	11,140
Intel Corp.	6,316,799	162,531
KLA-Tencor Corp. (a)	191,244	7,969
Linear Technology Corp.	304,219	10,839
LSI Logic Corp. (a)	369,281	2,747
Maxim Integrated Products, Inc.	319,556	14,696
Micron Technology, Inc. (a)	593,638	8,085
National Semiconductor Corp. (a)	173,454	7,075
Novellus Systems, Inc. (a)	149,378	4,326
NVIDIA Corp. (a)	157,991	3,245
PMC-Sierra, Inc. (a)	168,313	2,045
Teradyne, Inc. (a)	186,406	3,799
Texas Instruments, Inc.	1,687,708	42,361
Xilinx, Inc. (a)	335,864	11,295
		351,075
Software - 4.3%
Adobe Systems, Inc.	232,155	9,597
Autodesk, Inc.	109,891	3,681
BMC Software, Inc. (a)	219,331	3,794
Citrix Systems, Inc. (a)	159,888	3,046
Computer Associates International, Inc.	566,963	15,200
Compuware Corp. (a)	374,486	2,865
Electronic Arts, Inc. (a)	291,198	14,740
Intuit, Inc. (a)	193,376	8,213
Mercury Interactive Corp. (a)	87,712	3,732
Microsoft Corp.	10,516,039	273,102
Novell, Inc. (a)	366,753	3,535
Oracle Corp. (a)	5,092,784	57,141
Parametric Technology Corp. (a)	259,634	1,189
PeopleSoft, Inc. (a)	354,561	5,985
Siebel Systems, Inc. (a)	483,092	4,966
Symantec Corp. (a)	303,207	13,659
VERITAS Software Corp. (a)	416,550	11,109
		435,554
TOTAL INFORMATION TECHNOLOGY		1,655,279
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 2.8%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	221,406	$ 11,028
Dow Chemical Co.	907,829	36,032
E.I. du Pont de Nemours & Co.	972,108	41,752
Eastman Chemical Co.	75,372	3,209
Ecolab, Inc.	250,582	7,467
Engelhard Corp.	122,221	3,549
Great Lakes Chemical Corp.	49,293	1,238
Hercules, Inc. (a)	108,053	1,200
International Flavors & Fragrances, Inc.	91,243	3,308
Monsanto Co.	258,686	8,948
PPG Industries, Inc.	166,815	9,894
Praxair, Inc.	316,791	11,579
Rohm & Haas Co.	216,920	8,412
Sigma Aldrich Corp.	67,550	3,826
		151,442
Construction Materials - 0.0%
Vulcan Materials Co.	99,076	4,581
Containers & Packaging - 0.2%
Ball Corp.	54,904	3,624
Bemis Co., Inc.	103,501	2,796
Pactiv Corp. (a)	153,187	3,516
Sealed Air Corp. (a)	82,785	4,063
Temple-Inland, Inc.	53,294	3,292
		17,291
Metals & Mining - 0.6%
Alcoa, Inc.	847,852	26,071
Allegheny Technologies, Inc.	78,563	803
Freeport-McMoRan Copper & Gold, Inc. Class B	167,703	5,115
Newmont Mining Corp.	420,925	15,743
Nucor Corp.	76,272	4,531
Phelps Dodge Corp. (a)	90,357	5,948
United States Steel Corp.	110,268	3,157
Worthington Industries, Inc.	84,193	1,520
		62,888
Paper & Forest Products - 0.5%
Georgia-Pacific Corp.	247,154	8,675
International Paper Co.	468,077	18,873
Louisiana-Pacific Corp.	103,158	2,433
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
MeadWestvaco Corp.	195,924	$ 5,123
Weyerhaeuser Co.	225,743	13,364
		48,468
TOTAL MATERIALS		284,670
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.9%
ALLTEL Corp.	304,022	15,304
AT&T Corp.	773,061	13,258
BellSouth Corp.	1,784,294	46,053
CenturyTel, Inc.	140,487	4,057
Citizens Communications Co. (a)	277,102	3,613
Qwest Communications International, Inc. (a)	1,720,629	6,917
SBC Communications, Inc.	3,222,374	80,237
Sprint Corp. - FON Group	1,384,832	24,775
Verizon Communications, Inc.	2,690,338	101,533
		295,747
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	2,654,109	36,653
Nextel Communications, Inc. Class A (a)	1,071,173	25,558
		62,211
TOTAL TELECOMMUNICATION SERVICES		357,958
UTILITIES - 2.8%
Electric Utilities - 2.0%
Allegheny Energy, Inc. (a)	123,695	1,705
Ameren Corp.	177,234	7,749
American Electric Power Co., Inc.	384,821	11,714
CenterPoint Energy, Inc.	298,185	3,217
Cinergy Corp.	173,478	6,582
CMS Energy Corp. (a)	156,975	1,304
Consolidated Edison, Inc.	220,173	9,073
Dominion Resources, Inc.	316,048	20,167
DTE Energy Co.	164,496	6,419
Edison International	317,410	7,427
Entergy Corp.	222,905	12,171
Exelon Corp.	320,745	21,471
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.	321,331	$ 12,564
FPL Group, Inc.	179,608	11,427
PG&E Corp. (a)	408,172	11,233
Pinnacle West Capital Corp.	88,921	3,473
PPL Corp.	172,754	7,403
Progress Energy, Inc.	238,745	10,211
Southern Co.	713,319	20,515
TECO Energy, Inc.	182,976	2,329
TXU Corp.	315,538	10,772
Xcel Energy, Inc.	388,540	6,500
		205,426
Gas Utilities - 0.3%
KeySpan Corp.	154,958	5,602
Kinder Morgan, Inc.	120,054	7,228
Nicor, Inc.	42,903	1,458
NiSource, Inc.	255,697	5,155
Peoples Energy Corp.	36,287	1,517
Sempra Energy	221,372	7,029
		27,989
Multi-Utilities & Unregulated Power - 0.5%
AES Corp. (a)	606,631	5,259
Calpine Corp. (a)	402,479	1,747
Constellation Energy Group, Inc.	162,959	6,271
Duke Energy Corp.	884,131	18,620
Dynegy, Inc. Class A (a)	367,046	1,454
El Paso Corp.	624,478	4,378
Public Service Enterprise Group, Inc.	230,090	9,871
Williams Companies, Inc.	504,822	5,200
		52,800
TOTAL UTILITIES		286,215
TOTAL COMMON STOCKS (Cost $8,484,032)		10,032,645
U.S. Treasury Obligations - 0.1%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills, yield at date of purchase 0.90% to 0.92% 5/6/04 (c) (Cost $9,998)	$ 10,000	$ 9,999
Money Market Funds - 2.3%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	123,030,176	123,030
Fidelity Securities Lending Cash Central Fund, 1.06% (b)	106,217,189	106,217
TOTAL MONEY MARKET FUNDS (Cost $229,247)		229,247
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $8,723,277)		10,271,891
NET OTHER ASSETS - (0.8)%		(77,669)
NET ASSETS - 100%		$ 10,194,222
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
85 S&P 500 E-Mini Index Contracts	June 2004	$ 4,701	$ (69)
561 S&P 500 Index Contracts	June 2004	155,131	(2,838)
TOTAL EQUITY INDEX CONTRACTS		$ 159,832	(2,907)

The face value of futures purchased as a percentage of net assets - 1.6%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $8,739,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,655,430,000 and $316,936,000, respectively.
Income Tax Information
At April 30, 2004, the fund had a capital loss carryforward of approximately $427,826,000 of which $100,442,000 and $327,384,000 will expire on April 30, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2004

Assets
Investment in securities, at value (including securities loaned of $100,971) (cost $8,723,277) - See accompanying schedule		$ 10,271,891
Receivable for investments sold		13,696
Receivable for fund shares sold		21,728
Dividends receivable		11,217
Interest receivable		74
Prepaid expenses		30
Receivable from investment adviser for expense reductions		1,612
Other affiliated receivables		14
Other receivables		26
Total assets		10,320,288

Liabilities
Payable for investments purchased	$ 8,663
Payable for fund shares redeemed	6,724
Accrued management fee	2,083
Payable for daily variation on futures contracts	1,091
Other affiliated payables	1,065
Other payables and accrued expenses	223
Collateral on securities loaned, at value	106,217
Total liabilities		126,066

Net Assets		$ 10,194,222
Net Assets consist of:
Paid in capital		$ 9,060,891
Undistributed net investment income		46,193
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(458,569)
Net unrealized appreciation (depreciation) on investments		1,545,707
Net Assets, for 133,023.2 shares outstanding		$ 10,194,222
Net Asset Value, offering price and redemption price per share ($10,194,222 ÷ 133,023.2 shares)		$ 76.63

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2004

Investment Income
Dividends		$ 153,197
Interest		1,749
Security lending		232
Total income		155,178

Expenses
Management fee	$ 21,916
Transfer agent fees	11,638
Accounting and security lending fees	901
Non-interested trustees' compensation	49
Appreciation in deferred trustee compensation account	6
Custodian fees and expenses	154
Registration fees	350
Audit	83
Legal	40
Miscellaneous	88
Total expenses before reductions	35,225
Expense reductions	(17,868)	17,357
Net investment income (loss)		137,821
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	80,968
Futures contracts	38,744
Total net realized gain (loss)		119,712
Change in net unrealized appreciation (depreciation) on: Investment securities	1,478,325
Futures contracts	(7,331)
Total change in net unrealized appreciation (depreciation)		1,470,994
Net gain (loss)		1,590,706
Net increase (decrease) in net assets resulting from operations		$ 1,728,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2004	Year ended April 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 137,821	$ 114,205
Net realized gain (loss)	119,712	(317,066)
Change in net unrealized appreciation (depreciation)	1,470,994	(927,236)
Net increase (decrease) in net assets resulting from operations	1,728,527	(1,130,097)
Distributions to shareholders from net investment income	(125,732)	(110,889)
Share transactions Net proceeds from sales of shares	2,632,205	1,586,886
Reinvestment of distributions	116,510	102,279
Cost of shares redeemed	(1,428,124)	(1,599,206)
Net increase (decrease) in net assets resulting from share transactions	1,320,591	89,959
Redemption fees	456	653
Total increase (decrease) in net assets	2,923,842	(1,150,374)

Net Assets
Beginning of period	7,270,380	8,420,754
End of period (including undistributed net investment income of $46,193 and undistributed net investment income of $34,103, respectively)	$ 10,194,222	$ 7,270,380
Other Information Shares
Sold	35,982	25,398
Issued in reinvestment of distributions	1,627	1,579
Redeemed	(19,311)	(25,623)
Net increase (decrease)	18,298	1,354

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 63.37	$ 74.28	$ 86.16	$ 100.06	$ 92.85
Income from Investment Operations
Net investment income (loss) B	1.10	1.02	.96	.96	1.07
Net realized and unrealized gain (loss)	13.18	(10.95)	(11.88)	(13.90)	8.02
Total from investment operations	14.28	(9.93)	(10.92)	(12.94)	9.09
Distributions from net investment income	(1.02)	(.99)	(.96)	(.97)	(1.19)
Distributions from net realized gain	-	-	-	-	(.09)
Distributions in excess of net realized gain	-	-	-	-	(.61)
Total distributions	(1.02)	(.99)	(.96)	(.97)	(1.89)
Redemption fees added to paid in capital B	- D	.01	- D	.01	.01
Net asset value, end of period	$ 76.63	$ 63.37	$ 74.28	$ 86.16	$ 100.06
Total Return A	22.65%	(13.38)%	(12.77)%	(13.02)%	9.91%
Ratios to Average Net Assets C
Expenses before expense reductions	.39%	.41%	.39%	.38%	.38%
Expenses net of voluntary waivers, if any	.19%	.19%	.19%	.19%	.19%
Expenses net of all reductions	.19%	.19%	.19%	.19%	.19%
Net investment income (loss)	1.51%	1.62%	1.21%	1.02%	1.12%
Supplemental Data
Net assets, end of period (in millions)	$ 10,194	$ 7,270	$ 8,421	$ 9,232	$ 10,069
Portfolio turnover rate	4%	9%	4%	5%	8%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan 500 Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,717,903
Unrealized depreciation	(1,202,939)
Net unrealized appreciation (depreciation)	$ 1,514,964
Undistributed ordinary income	46,253
Capital loss carryforward	(427,826)
Cost for federal income tax purposes	$ 8,756,927

The tax character of distributions paid was as follows:

	April 30, 2004	April 30, 2003
Ordinary Income	$ 125,732	$ 110,889

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee that is based on an annual rate of .24% of the fund's average net assets.

Sub-Adviser. Effective August 4, 2003, Geode Capital Management, LLC (Geode), serves as sub-adviser for the fund. Geode provides discretionary investment advisory services to the fund and is paid by FMR for providing these services.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,632 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .19% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $17,865.

In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $3.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Spartan 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Spartan 500 Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan 500 Index Fund as of April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 11, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan® 500 Index (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Commonwealth Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Spartan 500 Index. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Spartan 500 Index. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Spartan 500 Index. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Spartan 500 Index. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan 500 Index. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan 500 Index. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan 500 Index. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1990 Assistant Treasurer of Spartan 500 Index. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan 500 Index. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Spartan 500 Index. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Spartan 500 Index. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Spartan 500 Index. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

Fidelity's Index Funds

Fidelity® Nasdaq Composite Index® Fund

Four-In-One Index Fund

Spartan® Extended Market Index Fund

Spartan International Index Fund

Spartan 500 Index Fund

Spartan Total Market Index Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SMI-UANN-0604
1.784730.101

Item 2. Code of Ethics

As of the end of the period, April 30, 2004, Fidelity Commonwealth Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Intermediate Bond Fund, Fidelity Large Cap Stock Fund, Fidelity Mid Cap Stock Fund, Fidelity Small Cap Retirement Stock Fund, Fidelity Small Cap Stock Fund and Spartan 500 Index Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Intermediate Bond Fund	$50,000	$37,000
Fidelity Large Cap Stock Fund	$29,000	$24,000
Fidelity Mid Cap Stock Fund	$36,000	$28,000
Fidelity Small Cap Retirement Stock Fund	$34,000	$25,000
Fidelity Small Cap Stock Fund	$30,000	$24,000
Spartan 500 Index Fund	$40,000	$29,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,200,000	$2,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A, B	2003 A, B
Fidelity Intermediate Bond Fund	$0	$0
Fidelity Large Cap Stock Fund	$0	$0
Fidelity Mid Cap Stock Fund	$0	$0
Fidelity Small Cap Retirement Stock Fund	$0	$0
Fidelity Small Cap Stock Fund	$0	$0
Spartan 500 Index Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A, B	2003A, B
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A, B	2003A, B
Fidelity Intermediate Bond Fund	$3,500	$3,200
Fidelity Large Cap Stock Fund	$3,900	$3,500
Fidelity Mid Cap Stock Fund	$3,900	$3,500
Fidelity Small Cap Retirement Stock Fund	$3,200	$2,500
Fidelity Small Cap Stock Fund	$3,900	$3,500
Spartan 500 Index Fund	$3,900	$3,500
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A, B	2003A, B
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A, B	2003A, B
Fidelity Intermediate Bond Fund	$0	$0
Fidelity Large Cap Stock Fund	$0	$0
Fidelity Mid Cap Stock Fund	$0	$0
Fidelity Small Cap Retirement Stock Fund	$0	$0
Fidelity Small Cap Stock Fund	$0	$0
Spartan 500 Index Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A, B	2003A, B
Deloitte Entities	$660,000	$640,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Audit Committee to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2004 and April 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to Deloitte Entities for the fiscal year ended April 30, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Intermediate Bond Fund	0%
Fidelity Large Cap Stock Fund	0%
Fidelity Mid Cap Stock Fund	0%
Fidelity Small Cap Retirement Stock Fund	0%
Fidelity Small Cap Stock Fund	0%
Spartan 500 Index Fund	0%

(g) For the fiscal years ended April 30, 2004 and April 30, 2003, the aggregate fees billed by Deloitte Entities of $1,900,000A,B and $1,600,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A
Covered Services	$700,000	$650,000
Non-Covered Services	$1,200,000	$950,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 18, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 18, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	June 18, 2004